                                                                    EXHIBIT 10.3


                             AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

                                     AMONG

                             INNOTRAC CORPORATION,

                            HOMETEL SYSTEMS, INC.,
                                  IELC, INC.,
                               RENTEL #1, INC.,
                              RENTEL #2, L.L.C.,
                               SELLTEL #1, INC.,
                              SELLTEL #2, L.L.C.
                     AND HOMETEL PROVIDERS PARTNERS, L.P.

                                 AS BORROWERS,

                                      AND

                             SOUTHTRUST BANK, N.A.

                                   AS LENDER



                         DATED AS OF DECEMBER 5, 1997

                                                               TABLE OF CONTENTS
                                                               -----------------

                                                                            PAGE
                                                                            ----


1.   DEFINITIONS, TERMS AND REFERENCES................................2
          1.1   Certain Definitions...................................2
          1.2   Use of Defined Terms.................................11
          1.3   Accounting Terms.....................................11
          1.4   UCC Terms............................................11
          1.5   Terminology..........................................11
          1.6   Exhibits.............................................12

2.   THE FINANCING...................................................12

          2.1   Revolving Line of Credit.............................12
          2.2   Term Loan............................................13
          2.3   Interest and Fees....................................13
          2.4   Method of Making Payments............................14
          2.5   Prepayments; Early Termination.......................14
          2.6   Use of Proceeds......................................15
          2.7   Increased Costs or Reduced Return....................15
          2.8   Indemnification of Lender............................15

3.   COLLECTIONS.....................................................16

          3.1   Collateral Reserve Account; Lockbox Accounts.........16

4.   SECURITY INTEREST -- COLLATERAL.................................16

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
     ACCOUNTS RECEIVABLE COLLATERAL..................................17

          5.1   Bona Fide Accounts...................................17
          5.2   Good Title; No Existing Encumbrances.................17
          5.3   Right to Assign; No Further Encumbrances.............17
          5.4   Power of Attorney....................................17

6.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
     INVENTORY COLLATERAL............................................17

          6.1   Sale of Inventory Collateral.........................18
          6.2   Insurance............................................18
          6.3   Good Title; No Existing Encumbrances.................18
          6.4   Right to Grant Security Interest; No Further
                Encumbrances.........................................18


          6.5   Location of Inventory Collateral.                    18

7.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
     EQUIPMENT COLLATERAL............................................19

          7.1   Sale of Equipment Collateral.........................19
          7.2   Insurance............................................19
          7.3   Good Title; No Existing Encumbrances.................19
          7.4   Right to Grant Security Interest; No Further
                Encumbrances.........................................19
          7.5   Location.............................................19

8.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
     BALANCES COLLATERAL.............................................20

          8.1   Ownership............................................20
          8.2   Liens................................................20

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO
     INTANGIBLES COLLATERAL..........................................20

          9.1   Ownership............................................20
          9.2   Lien.................................................20
          9.3   Preservation.........................................20

10.   GENERAL REPRESENTATIONS AND WARRANTIES.........................20

         10.1   Existence and Qualification..........................21
         10.2   Authority; Validity and Binding Effect...............21
         10.3   No Material Litigation...............................21
         10.4   Taxes................................................21
         10.5   Capital Stock........................................22
         10.6   Organization.........................................22
         10.7   Insolvency...........................................22
         10.8   Title................................................22
         10.9   Margin Stock.........................................22
         10.10  No Violations........................................23
         10.11  ERISA................................................23
         10.12  Financial Statements.................................23
         10.13  Delivery of Certain Collateral.......................24
         10.14  Purchase of Collateral...............................24
         10.15  Pollution and Environmental Control..................24
         10.16  Possession of Franchises, Licenses, Etc..............24
         10.17  Disclosure...........................................24
         10.18  Subsidiaries.........................................24
         10.19  Ownership............................................25


11.   GENERAL AFFIRMATIVE COVENANTS..................................25

         11.1     Records Respecting Collateral......................25
         11.2     Further Assurances.................................25
         11.3     Right to Inspect...................................25
         11.4     Reports............................................26
         11.5     Settlement Sheets..................................26
         11.6     Periodic Financial Statements of Borrowers.........26
         11.7     Annual Financial Statements of Borrowers...........27
         11.8     Payment of Taxes...................................27
         11.9     Maintenance of Insurance...........................27
         11.10    Maintenance of Property............................27
         11.11    Certificate of No Event of Default; Compliance
                  Certificate; Notice of Default.....................28
         11.12    Change of Principal Place of Business, Etc.........28
         11.13    Waivers............................................28
         11.14    Preservation of Corporate Existence................28
         11.15    Compliance with Laws...............................28
         11.16    ERISA..............................................29
         11.17    Litigation.........................................29
         11.18    Environmental Compliance...........................29

12.   FINANCIAL COVENANTS............................................31

         12.1     Debt/Tangible Net Worth Ratio......................31
         12.2     Tangible Net Worth.................................31
         12.3     Current Ratio......................................31
         12.4     Fixed Charge Coverage Ratio........................31
         12.5     Capital Expenditures and Leases....................32
         12.6     Minimum Net Income.................................32

13.   NEGATIVE COVENANTS.............................................32

         13.1   No Liens.............................................32
         13.2   Debt.................................................32
         13.3   Contingent Liabilities...............................32
         13.4   Distributions........................................33
         13.5   Stock Redemptions, Etc...............................33
         13.6   Restricted Investment................................33
         13.7   Merger, Transfer, Etc................................33
         13.8   ERISA................................................33
         13.9   Transactions with Affiliates.........................33
         13.10  Fiscal Year..........................................34
         13.11  Certain Debts........................................34


14.   EVENTS OF DEFAULT..............................................34

         14.1   Notes................................................34
         14.2   Obligations..........................................34
         14.3   Misrepresentations...................................34
         14.4   Covenants............................................35
         14.5   Damage, Loss, Theft or Destruction of Collateral.....35
         14.6   Certain Debts........................................35
         14.7   Other Debts..........................................35
         14.8   Voluntary Bankruptcy.................................35
         14.9   Involuntary Bankruptcy...............................36
         14.10  Judgments............................................36
         14.11  ERISA................................................36
         14.12  Change of Control....................................36
         14.13  Material Adverse Change..............................36
         14.14  Certain Debts........................................37
         14.15  Change of Management.................................37

15.   REMEDIES.......................................................37

         15.1   Acceleration of the Obligations......................37
         15.2   Remedies of a Secured Party..........................38
         15.3   Set Off..............................................38
         15.4   Other Remedies.......................................38

16.   MISCELLANEOUS..................................................38

         16.1   Waiver...............................................38
         16.2   Governing Law........................................39
         16.3   Survival.............................................39
         16.4   No Assignment by Borrowers...........................39
         16.5   Counterparts.........................................39
         16.6   Reimbursement........................................39
         16.7   Successors and Assigns...............................40
         16.8   Severability.........................................40
         16.9   Notices..............................................40
         16.10  Entire Agreement; Amendments.........................41
         16.11  Time of the Essence..................................41
         16.12  Interpretation.......................................42
         16.13  Lender Not Joint Venturer............................42
         16.14  Jurisdiction.........................................42
         16.15  Acceptance...........................................42
         16.16  Payment on Non-Business Days.........................42
         16.17  UCC Terminations.....................................42
         16.18  Cure of Default by Lender............................43

         16.19  Recitals.............................................43
         16.20  Attorney-in-Fact.....................................43
         16.21  Sole Benefit.........................................43
         16.22  Termination of this Agreement........................43
         16.23  Partition............................................44
         16.24  Acknowledgment by Borrowers..........................44

17.   CONDITIONS PRECEDENT...........................................44

         17.1   Conditions to Initial Revolving Advance..............44


                  EXHIBIT         DOCUMENT
                  -------         --------

                    A.......Collateral Locations
                    B.......Guaranty
                    C.......Other Permitted Encumbrances
                    D.......Revolving Note
                    E.......Term Note
                    F.......Trade Names and Trade Styles
                    G.......Ownership
                    H.......Form of Secretary's Certificate
                    I.......Partnership Certificate

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------


  THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (hereinafter, as it may be modified, amended or supplemented from time to time, and together with all Exhibits attached hereto, called this "AGREEMENT"), made, entered into and
                                       ---------
effective as of the 5th day of December, 1997, by and among INNOTRAC CORPORATION, a Georgia corporation ("INNOTRAC"); IELC, INC., a Georgia
                                     --------
corporation ("IELC"); HOMETEL SYSTEMS, INC., a Georgia corporation ("HOMETEL");
              ----                                                   -------
RENTEL #1, INC., a Georgia corporation ("RENTEL"); RENTEL #2, L.L.C., a Georgia
                                         ------
limited liability company ("RENTEL #2"); SELLTEL #1, INC., a Georgia corporation
                            ---------
("SELLTEL"); SELLTEL #2, L.L.C., a Georgia limited liability company ("SELLTEL
  -------                                                              -------
#2"); and HOMETEL PROVIDERS PARTNERS, L.P., a Georgia limited partnership
--
("HPP", HPP, SellTel, SellTel #2, RenTel, RenTel #2, HomeTel, IELC and Innotrac
  ---
called collectively herein the "BORROWERS" and, individually, a "BORROWER"), as
                                ---------                        --------
borrowers; and SOUTHTRUST BANK, N.A., a national banking association ("LENDER"),
                                                                       ------
as lender;

                              W I T N E S S E T H:
                              - - - - - - - - - -

  WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of January 19, 1995, as heretofore amended (the "PRIOR
                                                                     -----
VERSION LOAN AGREEMENT"), pursuant to which Lender has previously established
----------------------
for the benefit of the Borrowers a revolving line of credit in the maximum aggregate principal amount of Eighteen Million Dollars ($18,000,000) and has extended to Borrowers a term loan in the initial principal amount of Two Million Dollars ($2,000,000); and

  WHEREAS, Borrowers have requested Lender to increase the maximum aggregate principal amount of such revolving line of credit to Twenty-Five Million Dollars ($25,000,000), and subject to the terms and conditions set forth herein, Lender is willing to do so; and

  WHEREAS, Borrowers and Lender wish to enter into this Agreement in order to memorialize their mutual understandings in respect to such revolving line of credit increase and the other financial accommodations made by Lender to the Borrowers;

  WHEREAS, Lender is willing to extend such financial accommodations to Borrowers in accordance with the terms hereof upon the execution of this Agreement by Borrowers, compliance by Borrowers with all of the terms and provisions of this Agreement, and fulfillment by Borrowers of all conditions precedent to Lender's obligations herein contained; and

  NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00), the foregoing premises, to induce Lender to extend the financial accommodations provided for herein, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, Borrowers and Lender agree as follows:

     1.   DEFINITIONS, TERMS AND REFERENCES.
          ----------------------------------

          1.1  Certain Definitions.
               -------------------

  In addition to such other terms as elsewhere defined herein, as used in this Agreement and in any Exhibits, the following capitalized terms shall have the following meanings, unless the context requires otherwise:

     "Accounts Receivable Collateral" shall mean all rights of each Borrower to
      ------------------------------
payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, including, without limitation, all accounts, all contract rights, all instruments, all leases, rental contracts and other chattel paper and all general intangibles arising therefrom or relating thereto, all sales orders, all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising.

     "Account Debtor" shall mean any Person who is or may become obligated on
      --------------
any of the Accounts Receivable Collateral of such Borrower.

     "A. Dorfman Buyout" shall mean any transaction or series of transactions
      -----------------
pursuant to which the capital stock of RenTel #1, Inc. and SellTel #1, Inc. owned by Arnold Dorfman are purchased, redeemed or otherwise acquired by any Borrower or Scott Dorfman for an aggregate consideration not exceeding $1,000,000.

     "Affiliate" shall mean, with respect to any Person, any other Person
      ---------
Controlling, Controlled by or under common Control with, such Person.

     "Agreement" shall have the meaning given to such term in the foregoing
      ---------
recitals to this Agreement.

     "Balances Collateral" shall mean all property of each Borrower left with
      -------------------
Lender or in its possession now or hereafter, all deposit accounts of each Borrower now or hereafter opened with Lender, including, particularly, but without limitation, any Collateral Reserve Account required to be established with Lender pursuant to Section 3.1 hereof, all certificates of deposit issued by Lender to each Borrower, and all drafts, checks and other items deposited in or with Lender by each Borrower for collection now or hereafter.

     "Bankruptcy Code" shall mean Title 11 of the United States Code, as amended
      ---------------
from time to time.

     "Base Rate" shall mean that interest rate so denominated and set by Lender
      ---------
from time to time as an interest rate basis for borrowings from Lender. The Base Rate is one of several interest rate bases which may be used by Lender. Lender lends at interest rates above and below the Base Rate. Any change in any rate of interest charged hereunder as a result of any change in the Base Rate shall become effective as of the opening of business on each date on which such change in the Base Rate occurs.

     "Borrower" and "Borrowers" shall have the meanings given to such terms in
      --------       ---------
the foregoing recitals to this Agreement; provided, that with effect from and
                                          --------
after consummation of the Consolidation Transaction, "Borrower" shall mean Innotrac and its permitted successors and assigns.

     "Business Day" shall mean any day on which each Lender is open for the
      ------------
conduct of banking business at its respective main office.

     "Capital Expenditures" shall have the meaning given to such term in
      --------------------
accordance with GAAP, and shall specifically include, in any event, any current expenditure made by any Borrower for the acquisition, construction, repair, maintenance or replacement of fixed or capital assets which, under GAAP, would be expected to be capitalized on the books of such Borrower; provided, however,
                                                             --------  -------
that the purchase or other acquisition of caller identification equipment or other telecommunications equipment used for sale, rental or lease purposes shall not be considered a Capital Expenditure for any purpose whatsoever under this Agreement or any of the other Loan Documents.

     "Closing Date" shall mean that date on which the initial disbursement of
      ------------
funds being made available to Borrowers under the Revolving Line of Credit.

     "Collateral" shall mean the property of Borrowers described in Article 4,
      ----------
or any part thereof, as the context shall require, in which Lender has, or is to have, a security interest pursuant hereto, as security for payment of the obligations.

     "Collateral Locations" shall mean (i) the Executive Office, (ii) those
      --------------------
locations specified in Exhibit "A" attached hereto and (iii) such other
                       -----------
locations of Collateral as to which Lender shall be notified hereafter by Borrowers pursuant to Section 11.12.

     "Collateral Reserve Account" shall mean, individually and collectively, any
      --------------------------
non-interest bearing, demand deposit account (or series of such accounts, as the case may be) which is or may be required to open and maintain with Lender pursuant to the requirements of Section 3.1.

     "Consolidation Transaction" shall mean any transaction or related series of
      -------------------------
transactions pursuant to which (i) any or all of the Borrowers other than Innotrac is merged (whether initially or subsequent thereto) with and into Innotrac, (ii) any or all of the Borrowers other than Innotrac become subsidiaries, either wholly or partially owned, of Innotrac, or (iii) any other business combination wherein the business of such Borrowers is combined with that of Innotrac; provided, that Innotrac or any other required Person has then executed any and all agreements, documents and instruments which Lender may reasonably require hereunder in order to preserve its secured position hereunder or under the other Loan Documents with respect to the Borrower or Borrowers merging with and into Innotrac.

     "Control," "Controlled," or "Controlling" shall mean, with respect to any
      -------    ----------       -----------
Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or otherwise; provided, however, that, in any event, any Person who owns directly or
--------  -------
indirectly twenty percent (20%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation shall be deemed to "control" such corporation for purposes of this Agreement.

     "Debt" means all liabilities, obligations and indebtedness of each Borrower
      ----
and its consolidated Subsidiaries to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including, without in any way limiting the generality of the foregoing: (i) each Borrower's or any such Subsidiary's liabilities and obligations to trade creditors; (ii) all Debt for borrowed funds; (iii) all obligations and liabilities of any Person secured by any Lien on each Borrower's or any such Subsidiary's Property, even though such Borrower or such Subsidiary shall not have assumed or become liable for the payment thereof; (iv) all accrued pension fund and other employee benefit plan obligations and liabilities; (v) all Guaranteed Obligations; and (vi) deferred taxes.

     "Default Condition" shall mean the occurrence of any event which, after
      -----------------
satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

     "Default Rate" shall mean that interest rate per annum equal to two percent
      ------------
(2%) plus the stated interest rate effective under each Note from time to time.

     "EBITDA" shall mean the net earnings of each Borrower and its consolidated
      ------
Subsidiaries for any fiscal period before interest, income taxes, depreciation and amortization expense for such period, determined under GAAP.

     "Eligible Accounts" shall mean that portion of the Accounts Receivable
      -----------------
Collateral of each Borrower consisting of the net billed dollar amount of accounts owing to such Borrower by its Account Debtors subject to no counterclaim, defense, setoff or deduction, excluding, however, in any event,
                                            ------------------
but without limitation, unless otherwise waived in writing by Lender, any account: which is owing by any Account Debtor having any past due accounts with any Borrower, except for commercial accounts of Innotrac and IELC, and, in the case of commercial accounts of Innotrac and IELC only, any account of an Account Debtor which is either more than ninety (90) days past invoice date or as to which twenty-five percent (25%) or more of the accounts of any Account Debtor are more than ninety (90) days past invoice date; (ii) as to which Lender does not have a first priority security interest; or (iii) which has been excluded by Lender for purposes hereof, which it reserves the right to do, in its sole discretion, exercised in a commercially reasonable manner.

     "Eligible Installment Sales Orders" shall mean that portion of each
      ---------------------------------
Borrower's Accounts Receivable Collateral consisting of the net unbilled dollar amount of installment sales made by such Borrower for its products or services to its Account Debtors subject to no counterclaim, defense, setoff or deduction, excluding, however, in any event, but without limitation, unless otherwise
------------------
waived in writing by Lender, any such purchase order: (i) which is owing by any Account Debtor having any past due accounts with any Borrower, except for commercial accounts of Innotrac and IELC, and, in the case of commercial accounts of Innotrac and IELC only, any account of an Account Debtor which is either more than ninety (90) days past invoice date or as to which twenty-five percent (25%) or more of the accounts of any Account Debtor are more than ninety
(90) days past invoice date; (ii) as to which Lender does not have a first priority security interest; or (iii) which has been excluded by Lender for purposes hereof, which it reserves the right to do, in its sole discretion, exercised in a commercially reasonable manner.

     "Eligible Inventory" shall mean the Inventory Collateral of the respective
      ------------------
Borrower, provided that such Inventory Collateral (i) is located at one of the locations set forth on Exhibit A; (ii) is subject to a valid and perfected first priority security interest in favor of Lender; and (iii) is not obsolete, slow moving, a custom item, defective, irregular, discontinued good or "seconds."

     "Employee Benefit Plan" shall mean any employee welfare benefit plan or any
      ---------------------
employee pension benefit plan, as those terms are defined in Section 3(l) and 3(2) of ERISA, for the benefit of employees of any Borrower or any Subsidiary or any other entity which is a member of a "controlled group" or under "common control" with Parent, as such terms are defined in Section 4001(a)(14) of ERISA.

     "Equipment Collateral" shall mean all equipment of each Borrower, or in
      --------------------
which it has rights, whether now owned or hereafter acquired, wherever located, including, without limitation, all machinery, fixtures, furniture, furnishings, leasehold improvements, rolling stock, motor vehicles, plant equipment, computers and other office equipment and office furniture, together with any and all attachments and accessions, substitutes and replacements, and tools, spare parts, and repair parts used or useful in connection therewith.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
may be amended from time to time.

     "Event of Default" shall mean any of the events or conditions described in
      ----------------
Article 14, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

     "Executive Office" shall mean the chief executive office of each Borrower
      ----------------
which is located at 1828 Meca Way, Norcross, Gwinnett County, Georgia 30093.

     "Fiscal Year" shall mean the fiscal year of each Borrower concluding as of
      -----------
December 31 in each calendar year.

     "Fixed Charge Coverage Ratio" shall mean, for any fiscal period, on a
      ---------------------------
combined basis, the ratio which the sum of Net Income of Borrowers and their respective consolidated Subsidiaries for such period plus total depreciation and
                                                     ----
amortization expense, lease expense and interest expense of such Borrowers and their consolidated Subsidiaries for such period bears to the sum of total lease expense, interest expense, capitalized interest and the current maturities of the long-term debt of all such Borrowers and their consolidated Subsidiaries for such period, all as determined under GAAP.

     "GAAP" shall mean generally accepted accounting principles, consistently
      ----
applied.

     "General Partner" shall mean HomeTel Providers, Inc., a Georgia
      ---------------
corporation.

     "Guaranteed Obligations" shall mean, with respect to any Person, all
      ----------------------
obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person or assure or in effect assure the holder of any such obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase such obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of such obligations or to maintain a working capital or other balance sheet condition; or (c) to lease Property or to purchase any debt or equity securities or other Property or services.

     "Guarantor" shall mean, initially, Scott Dorfman, individually, a resident
      ---------
of the State of Georgia. The term "Guarantor" shall extend to and include, however, any other Person which, now or hereafter, guarantees or becomes surety for, any of the Obligations of any Borrower.

     "Guaranty" shall mean the Amended and Restated Guaranty, dated as of the
      --------
date hereof, from Scott Dorfman to Lender in the form of Exhibit "B" attached
                                                         -----------
hereto evidencing his guaranty of the Obligations, as the same has been or may be amended, modified, supplemented or reaffirmed from time to time.

     "HomeTel" shall have the meaning given to such term in the foregoing
      -------
recitals to this Agreement.

     "HPP" shall have the meaning given to such term in the foregoing recitals
      ---
to this Agreement.

     "Innotrac" shall have the meaning given to such term in the foregoing
      --------
recitals to this Agreement.

     "Intangibles Collateral" shall mean all general intangibles of each
      ----------------------
Borrower, whether now existing or hereafter acquired or arising, including, without limitation, all copyrights, royalties, trademarks, trade names, tax refunds, rights to tax refunds, service marks, patent and proprietary rights, permits, licenses, sublicenses, leases, subleases, usufructs, trade secrets, diagrams and all customer lists.

     "Interest Expense" for any fiscal period of each Borrower, shall mean
      ----------------
interest expense of such Borrower during such period on that portion of the Debt of such Borrower consisting of Debt for borrowed funds, including, without limitation, the Obligations.

     "Interest Period" shall mean, in the case of the determination of any
      ---------------
LIBOR-based rate, a one-, two-or three-month period as determined by the applicable Borrower.

     "Inventory Collateral" shall mean all inventory of each Borrower, or in
      --------------------
which it has rights, whether now owned or hereafter acquired, wherever located including goods in transit, including, without limitation, all goods of such Borrower held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, returned or repossessed goods, all raw materials, work-in-process, finished goods and supplies used or consumed in such Borrower's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

     "ITC" shall mean ITC Service Company, a Georgia corporation.
      ---

     "ITC Lien" shall mean the Lien granted to ITC by HPP in HPP's Collateral,
      --------
or portions thereof, pursuant to the ITC Loan Security as security for the ITC Loan.

     "ITC Loan" shall mean the term loan in the original principal amount of
      --------
Three Million Five Hundred Thousand Dollars ($3,500,000) made by ITC to HPP pursuant to the ITC Loan Agreement.

     "ITC Loan Agreement" shall mean the Loan Agreement, dated as of April 11,
      ------------------
1994, between ITC and Borrower, pursuant to which ITC made the ITC Loan to HCC, and HCC granted the ITC Lien to ITC in all or portions of the Collateral as security for the payment of the ITC Loan.

     "Lender" shall have the meaning given to such term in the initial recitals
      ------
to this Agreement.

     "Leverage Ratio" shall mean, for any fiscal period, as to the Borrowers on
      --------------
a combined basis, the ratio of the sum of total Debts minus Subordinated Debt to the sum of combined Tangible Net Worth plus Subordinated Debt plus (through the earlier of June 30, 1998 or the consummation of an initial public offering as contemplated by Section 10.19 of this Agreement) any and all deferred tax assets of Borrower, all as determined under GAAP.

     "LIBOR" shall mean, for any Interest Period, the rate per annum at which
      -----
deposits in United States dollars for such Interest Period, and for the amount of the requested LIBOR Advance, are offered in the London interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period, as published or reprinted through the Reuter's Screen or such other recognized quote service as is acceptable to the Lender; provided, that, at the Lender's sole option, such rate may be adjusted by dividing such rate by a percentage equal to one (1) minus the then average stated maximum rate (stated as a decimal) of all reserve requirements applicable to any member of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor categories for such liabilities under such Regulation D).

     "LIBOR Advance" shall mean any borrowing hereunder which bears interest
      -------------
based on LIBOR.

     "Lien" shall mean any deed to secure debt, deed of trust, mortgage or
      ----
similar instrument, and any lien, security interest, preferential arrangement which has the practical effect of constituting a security interest, security title, pledge, charge, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof.

     "Loan Documents" shall mean this Agreement, any Notes, any financing
      --------------
statements covering the Collateral, and any and all other documents, instruments, certificates and agreements executed and/or delivered by a Borrower in connection herewith, or any one, more, or all of the foregoing, as the context shall require.

     "Margin" shall mean, as to each Borrower, an amount equal to the sum of (i)
      ------
eighty-five percent (85%) of the face dollar amount, as at the date of determination, of Eligible Accounts of such Borrower, plus (ii) seventy percent
                                                      ----
(70%) of the face dollar amount, as at the date of determination, of Eligible Installment Sales Orders of such Borrower, plus (iii) the lesser of forty
                                           ----
percent (40%) of the net book value of Eligible Inventory of such Borrower or $2,500,000.

     "Margin Requirement" shall have the meaning ascribed to such term in
      ------------------
Section 2.1(a).

     "Margin Stock" shall have the meaning ascribed to such term in Section
      ------------
221.2(h) (or any successor provision) of Regulation U of the Board of Governors of the Federal Reserve System.

     "MPPAA" shall mean the Multiemployer Pension Plan Amendments Act of 1980,
      -----
amending Title IV of ERISA.

     "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3)
      ------------------
of ERISA.

     "Net Income"  shall mean, for any fiscal period of any Person, the net
      ----------
income (or loss), after provisions for taxes (either actual, accrued or deemed, in the case of a pass-through entity determined as if the highest marginal individual income tax rate were applicable), of such Person on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP, minus (to the extent otherwise included therein and
                      -----
without duplication) (i) any gains or losses, together with any related provisions for taxes, realized by such Person upon any sale of its assets other than in the ordinary course of business, (ii) any other non-recurring gains or losses, and (iii) any income or loss of any other Person acquired prior to the date such other Person becomes a Subsidiary of the Person whose "Net Income" is being measured or is merged into or consolidated with the Person whose "Net Income" is being measured or all or substantially all of such other Person's assets are acquired by the Person whose "Net Income" is being measured.

     "Notes" shall mean, collectively, the Revolving Note, the Term Note and any
      -----
other promissory notes or other instruments at an time or from time to time evidencing any Obligations.

     "Obligations" shall mean any and all Debts, liabilities and obligations of
      -----------
each and every Borrower to Lender, including without limiting the generality of the foregoing, any indebtedness, liability or obligation of any Borrower to Lender arising hereunder or as a result hereof, whether evidenced by the Notes, the other Loan Documents or otherwise, any and all extensions or renewals thereof in whole or in part; any indebtedness,, liability or obligation of any Borrower to Lender under any later or future advances or loans made by Lender to such Borrower, and any and all extensions or renewals thereof in whole or in part; any and all present and future indebtedness of any Borrower to other creditors which is purchased by Lender from such other creditors; and any and all future or additional indebtednesses, liabilities or obligations of any Borrower to Lender whatsoever and in any event, whether existing as of the date hereof or hereafter arising, whether arising under a loan, lease, credit card arrangements, line of credit, letter of credit or other type of financing, and whether direct, indirect, absolute or contingent, as maker, endorser, guarantor, surety or otherwise, and whether evidenced by, arising out of, or relating to, a promissory note, bill of exchange, check, draft, bond, letter of credit, guaranty agreement, bankers, acceptance, foreign exchange contract, commitment fee, service charge or otherwise.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.
      ----

     "Permitted Encumbrances"shall mean (i) Liens for taxes not yet due and
      ----------------------
payable or being contested as permitted by Section 11.8; (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other, like Liens arising in the ordinary course of business, payment for which is not yet due or which are being contested in good faith and by appropriate proceedings; (iii) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (iv) deposits to secure the performance of utilities, leases, statutory obligations and surety and appeal bonds and other obligations of a like nature incurred in the ordinary course of business; (v) bankers, Liens arising by statute or under customary terms regarding depository relationships on deposits held by financial institutions;
(vi) restrictions imposed by licenses and leases; (vii) any Liens in favor of Lender, whether in respect of the Collateral or otherwise; (viii) the ITC Lien;
(ix) rights of rental and lease customers; (xi) purchase money Liens on purchase money Debt permitted hereunder; and (xii) those other Liens (if any) described on Exhibit "C" attached hereto.
   -----------

     "Person" shall mean any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether territorial, national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Plan" shall mean any employee benefit plan or other plan for any employees
      ----
of Borrower and any employees of any Subsidiary or any other entity which is a member of a controlled group or under common control with Borrower, as such terms are defined in Section 4001(a)(14) of ERISA, and which is subject to the provisions of Title IV of ERISA.

     "Property" shall mean any interest in any property or asset of any kind,
      --------
whether real, personal or mixed, or tangible or intangible.

     "RenTel" shall have the meaning given to such term in the foregoing
      ------
recitals to this Agreement.

     "RenTel #2" shall mean RenTel #2, L.L.C., a Georgia limited liability
      ---------
company.

     "Reportable Event" shall mean any of the events described in Section
      ----------------
4043(b) of ERISA.

     "Restricted Investment" means any acquisition of Property by a Borrower in
      ---------------------
exchange for cash or other Property, whether in the form of an acquisition of stock, debt security, or other indebtedness or obligation, or the purchase or acquisition of any other Property, or by loan, advance, capital contribution, or subscription, except acquisitions of the following: (a) fixed assets to be used
              ------
in the business of a Borrower so long as the costs thereof constitute Capital Expenditures permitted hereunder; (b) goods held for sale or rental or to be used in the provision of services by a Borrower in the ordinary course of business; (c) current assets arising from the sale or rental of goods or the rendition of services in the ordinary course of business of a Borrower; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided, however, that
                                                        -----------------
such obligations mature within one (1) year from the date of acquisition thereof; (e) certificates of deposit maturing within one (1) year from the date of acquisition, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least One Hundred Million Dollars ($100,000,000); and (f) commercial paper given the highest rating by a national credit rating agency and maturing not more than two hundred seventy (270) days from the date of creation thereof.

     "Revolving Advance" shall mean an advance made to any Borrower by Lender
      -----------------
under the Revolving Line of Credit, which shall be evidenced by the Revolving Note.

     "Revolving Line of Credit" shall refer to the committed revolving line of
      ------------------------
credit opened by the Lender in favor of Borrowers, pursuant to the provisions of
Section 2.1.

     "Revolving Note" shall mean the Amended and Restated Revolving Promissory
      --------------
Note, dated of even date herewith, made by Borrowers to the order of Lender, in the principal amount of the Revolving Line of Credit, evidencing the Revolving Line of Credit, together with any renewals or extensions thereof, in whole or in part, and any amendments, supplements, replacements or substitutions thereof. The Revolving Note shall be substantially in the form of Exhibit "D" attached
                                                         -----------
hereto.

     "SellTel" shall have the meaning given to such term in the initial recitals
      -------
to this Agreement.

     "SellTel #2" shall mean SellTel #2, L.L.C., a Georgia limited liability
      ----------
company.

     "Subsidiary" shall mean any corporation, partnership, business association
      ----------
or other entity (including any Subsidiary of any of the foregoing) of which a Borrower owns at any time during the term of this Agreement, directly or indirectly, fifty percent (50%) or more of the capital stock or equity interest having ordinary power for the election of directors or others performing similar functions. Any representation, warranty or covenant contained in this Agreement which includes the term "Subsidiaries" shall mean and refer to any Subsidiary which was such as of the date of determination for purposes of such representation, warranty or covenant.

     "Subordinated Debt" shall mean any Debt which has been subordinated, in
      -----------------
right of payment and claim, to the rights and claims of Lender in respect of the obligations in a form and substance satisfactory to Lender. For purposes hereof, the ITC Loan shall be considered as Subordinated Debt upon the execution and delivery of the Subordination Agreements described more particularly in
Section 17.1(g) below and subject to continuing compliance with the terms thereof by ITC.

     "Tangible Net Worth" shall mean the combined net worth of all Borrowers,
      ------------------
determined as of the end of any fiscal period of Borrowers under GAAP, minus, any and all assets, on a combined basis, of Borrowers constituting (i) goodwill, patents, copyrights, trademarks, trade names and other intangible assets, (ii) write-ups of assets, (iii) unamortized debt discount and expense, (iv) long-term deferred charges, (v) any Debt owing by any Affiliate to such Borrower (excluding, for this purpose, any Debt owing by any Borrower to any other Borrower).

     "Termination Date" shall mean (i) as to the Revolving Line of Credit,
      ----------------
November 15, 1999, and (ii) as to the Term Loan, July 19, 1999; provided,
                                                                --------
however, that, at Lender's election, by the giving of written notice to
-------
Borrowers to such effect prior to such termination date or, if such termination date is extended pursuant hereto, any subsequent anniversary of such termination date, Lender may extend the "Termination Date" as to either or both of the Revolving Line of Credit or the Term Loan from year-to-year, in which case the "Termination Date" shall be the termination date then in effect that is applicable to the respective loan facility.

     "Term Loan" shall mean the loan made by Lender to Borrowers pursuant to
      ---------
Section 2.2 of this Agreement.

     "Term Note" shall mean the Term Note, dated as of July 19, 1996, made by
      ---------
Borrowers to the order of Lender, evidencing the Term Loan, (a copy of which is attached hereto as Exhibit "E") together with any renewals or extensions
                   -----------
thereof, in whole or in part, and any amendments or supplements thereto.

     "UCC" shall mean the Uniform Commercial Code--Secured Transactions of
      ---
Georgia (O.C.G.A. Title 11, Article 9), as amended.

          1.2  Use of Defined Terms.
               ---------------------

  All terms defined in this Agreement and the Exhibits shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

          1.3  Accounting Terms.
               ----------------

  All accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP.

          1.4  UCC Terms.
               ---------

     The terms "accounts", "chattel paper", "instruments", "general intangibles", "inventory", "equipment", "fixtures", "documents", "products" and "proceeds", as and when used in the Loan Documents, shall have the same meanings given to such terms under the UCC.

          1.5  Terminology.
               -----------

  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions divisions of, or Exhibit to, another document or instrument. Each reference to any document, agreement, instrument or other paper shall be a reference to each such document, agreement, instrument or paper as it shall be amended, modified, supplemented, extended, renewed or replaced from time to time.

          1.6  Exhibits.
               --------

  All Exhibits attached hereto are by reference made a part hereof.

     2.   THE FINANCING.
          -------------

  Upon execution of this Agreement and compliance with its terms, including, without limitation, the conditions precedent set forth in Section 17.1 hereof, Lender agrees to make available to Borrowers the Revolving Line of Credit and the Term Loan on the following terms and conditions:

          2.1  Revolving Line of Credit.
               ------------------------

  (a) Lender agrees to open a committed revolving line of credit (the "REVOLVING
                                                                       ---------
LINE OF CREDIT" or "REVOLVING CREDIT") in favor of Borrowers in the maximum
--------------      ----------------
aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) so that during the period commencing on the date hereof and ending on the Termination Date or the earlier termination of the Revolving Line of Credit pursuant to
Section 2.5 or Article 15 below, each Borrower may borrow and repay and re-borrow Revolving Advances up to a maximum aggregate principal amount equal, in the aggregate, as to all Borrowers, to Twenty-Five Million Dollars ($25,000,000), and, as to HPP only, the sum of Twelve Million Dollars ($12,000,000); subject,
                                                                      -------
however, to the further requirement that at no time shall the aggregate
-------
principal amount of Revolving Advances owing by any one Borrower under the Revolving Line of Credit exceed the Margin applicable to such Borrower (such requirement being referred to herein as the "MARGIN
                                             ------
REQUIREMENT").  If at any time hereafter the Margin Requirement is not satisfied
-----------
by any one Borrower, then such Borrower agrees to repay immediately the then principal balance of the Revolving Advances owing by it by that amount necessary to satisfy the Margin Requirement applicable to it. The Debt arising from the disbursement of any and all Revolving Advances shall be evidenced by the Revolving Note, which shall be executed and delivered by each Borrower simultaneously herewith. Each request for a Revolving Advance shall be made by Innotrac, as agent for the Borrowers, to Lender in such manner as Lender may request from time to time hereafter (including, without limitation, by telephone or facsimile transmission), or, as Lender and Innotrac, acting in its agency capacity, may mutually agree hereafter, by pre-approved automatic disbursement. Borrowers shall report to Lender in a writing in form satisfactory to Lender, by the twentieth (20th) day of each calendar month, for the calendar month then ended, as to the allocation of Revolving Advances among the Borrowers made during such calendar month then ended; provided, however, that Lender shall have
                                       --------  -------
the right at any time hereafter, by notice to Borrowers, to require more frequent reporting or, if Lender so elects, to require that Innotrac identify the Borrower to whom each Revolving Advance is to be made at the request for such Revolving Advance (in which event Borrowers' right to receive pre-approved automatic disbursements, if in effect, shall be terminated). With respect to the total Revolving Advances from time to time outstanding, each Borrower shall be liable only for the payment of all outstanding Revolving Advances disbursed to, and owing by, it from time to time; but no Borrower shall be liable for the payment of any Revolving Advances disbursed to, and owing by, any other Borrower, notwithstanding that each Borrower is a co-maker of the Revolving Note and a co-borrower pursuant to this Agreement, unless and except to the extent that, subsequently hereto, either (i) such Borrower executes a guaranty in respect thereof or (ii) such Borrower becomes a successor in interest to another Borrower, whether pursuant to a Consolidation Transaction or otherwise. Without limitation of the preceding provisions, the principal amount of the Revolving Note shall be due and payable from collections and other proceeds of Collateral in ac cordance with the provisions of Article 3 below and shall be due and payable in full on the Termination Date or on the date of any earlier termination of the Revolving Line of Credit pursuant to Section 2.5 or Article 15 below.

          2.2  Term Loan.
               ---------

     Borrowers acknowledge and agree that: (i) the Lender, in reliance upon the representations and warranties made in, this Agreement, has extended to the Borrowers a term loan in an amount equal to Two Million Dollars ($2,000,000) (the "TERM LOAN"); (ii) the Term Loan is evidenced by the Term Note; (iii) the
      ---------
Term Loan shall mature on the applicable Termination Date; (iv) the Term Loan shall bear interest at the rates specified in Section 2.3(a); (v) the Term Loan is payable in accordance with the terms of the Term Note and this Agreement;

and (vi) the proceeds of the Term Loan have been used solely to finance equipment and improvements to Borrowers' leased facilities located at Meadowbrook Parkway and Meca Way, Norcross, Georgia and Sacramento, California and certain related expenditures.

          2.3  Interest and Fees.
               -----------------

  Subject to Section 15.1 of this Agreement, interest and fees shall be charged on Revolving Advances and the Term Loan (in each case computed based on a 360-day year and the actual number of days elapsed) in accordance with the following provisions:

          (a)  Interest.  (i) All Revolving Advances shall bear interest at a
               --------
fluctuating rate per annum equal to the Base Rate, as in effect from time to time, calculated on the basis of a 360-day year and actual days elapsed; provided, however, that, so long as no Event of Default then exists, Borrower
--------  -------
may, by a written notice delivered to Lender not later than 10:00 a.m. (Atlanta, Georgia time) on the second (2nd) Business Day prior to the first (1st) day of each calendar month (commencing in December 1997) direct that interest accrue on the principal of any particular Revolving Advance outstanding from time to time during the Interest Period designated by the Borrower in such notice at a rate per annum equal to LIBOR plus the number of basis points in excess thereof set
                         ----
forth below corresponding to the applicable Leverage Ratio requirement (the "LIBOR MARGIN") and for such Interest Period as is selected by Borrower with
-------------
respect to each such Revolving Advances:

         If Leverage Ratio Is:               Then the LIBOR Margin Is:
         --------------------                ------------------------

Greater than 2.25 to 1.0 but not greater than 2.5 to 1.0 225 basis points Greater than 2.0 to 1.0 but not greater than 2.25 to 1.0 200 basis points
Greater than 1.5 to 1.0 but not greater than 2.0 to 1.0       175 basis points
Up to 1.5 to 1.0                                              150 basis points

Each such designation by Borrower of the interest rate based on LIBOR and of an Interest Period shall be irrevocable and shall remain in effect throughout such Interest Period. In the event Borrower selects an Interest Period in excess of one (1) month in length, such Interest Period and the interest rate based on LIBOR related thereto shall remain in effect hereunder for each full calendar month thereafter which is covered by such Interest Period. Upon determining the interest rate based on LIBOR for an Interest Period requested by Borrower, Lender shall promptly notify Borrower by telephone (confirmed in writing) of such determination, and such determination shall, absent manifest error, be final, conclusive and binding for all purposes. Borrower's selection of the interest rate based on LIBOR for a particular Interest Period shall not affect Borrower's ability to borrow hereunder during such Interest Period, subject to the terms of this Agreement. Upon the expiration of an applicable Interest Period, the applicable Revolving Advance bearing a LIBOR-based rate shall thereafter bear interest at the Base Rate unless the Borrower provides other instructions to the Lender in accordance herewith, and (ii) the Term

Loan from time to time outstanding shall be payable at a fixed rate per annum equal to eight and 95/100ths percent (8.95%).

          (b)  Payment of Interest and Fees.  All interest payable on the
               ----------------------------
Revolving Advances, the Term Loan and the commitment fee shall be payable monthly in arrears on the first day of each month hereafter (for the preceding calendar month or portion thereof, as the case may be).

          2.4  Method of Making Payments.
               -------------------------

  All payments owing under or pursuant to this Agreement, whether of principal, interest, fees or otherwise, shall be made without defense, set-off or counterclaim to Lender not later than 2:00 p.m. Atlanta, Georgia time on the date when due and shall be made in lawful money of the United States of America in immediately available funds at the head office of Lender in Atlanta, Georgia. If and to the extent that any such payment is not made by a Borrower when due or if such Borrower and Lender then have mutually agreed to a pre-approved automatic advance to make such payment, each Borrower hereby authorizes and directs Lender to charge any demand deposit account maintained by such Borrower with Lender for the amount of such payment or, in lieu thereof or in addition thereto, as necessary, to debit any such payment as a Revolving Advance (whether or not an over-advance is created thereby). Whenever any payment to be made hereunder or pursuant hereto shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

          2.5  Prepayments; Early Termination.
               ------------------------------

          (a) Revolving Advances may be repaid and, subject to borrowing availability, re-borrowed at any time and from time to time by any Borrower up to, but not including, the Termination Date; provided, however, that if any
                                              --------  -------
Revolving Advance is prepaid at a time when it bears interest at a LIBOR-based rate before the expiration of the applicable Interest Period, Borrower shall pay to Lender any and all reasonable costs which Lender must pay as a result of such prepayment which the Lender would not otherwise have paid if the Revolving Advance, as the case may be, were paid at the end of the applicable Interest Period.

          (b) In addition to the foregoing, any Borrower, individually, may at any time prior to the Termination Date, and whether or not a Default Condition or Event of Default then exists, terminate this Agreement as to itself without affecting the rights of any other Borrower hereunder, provided however, that:
                                                      -------- -------
(1) any such termination by any one Borrower must be preceded by at least ten
(10) days written notice to the Lender; (2) such Borrower shall be required to pay in full both (A) all outstanding Revolving Advances owing by it, together with all accrued and un paid interest thereon and all accrued and unpaid fees and expense which are then due and payable by such Borrower hereunder and un der any other Loan Document (including, without limitation, for this purpose, such Borrower's pro rata share of any fees and expenses then owing by Borrowers jointly to Lender hereunder, based on its average borrowings under the Revolving Line of Credit over the preceding six months, period, or any shorter period if such termination occurs less than six months after the Closing Date) and (B) all Debt of such Borrower to any other Borrower arising from the receipt of intercompany loans or advances from any other Borrower, together with all accrued and unpaid interest thereon and (3) notwithstanding such termination, no Collateral of such Borrower shall be released and all Collateral of such Borrower shall continue to secure all Obligations of such Borrower then and thereafter outstanding unless and until all such Obligations of such Borrower are fully paid and satisfied.

          2.6  Use of Proceeds.
               ---------------

  All proceeds of Revolving Advances shall be used for working capital purposes in the ordinary course of each Borrower's business.

          2.7  Increased Costs or Reduced Return.
               ---------------------------------

  If, due to either (a) the introduction of or any change in or in the interpretation of any U.S. law or regulation, or (b) the compliance with any guideline or request from any governmental authority, there shall be any increase in the cost to Lender of maintaining its commitments hereunder or agreeing to make or making, funding or maintaining Revolving Advances or Term Loan to any one, or more, or all Borrowers, or any reduction in the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender would have achieved but for such events described in clauses (a) and (b) above, each affected Borrower shall, from time to time, upon demand by Lender, pay to Lender additional amounts sufficient to compensate Lender for such increased costs or reduced return within ten (10) Business Days of receipt of the receipt of the certificate referred to below. A certificate identifying with reasonable specificity the basis for and the amount of such increased costs or reduced return shall be submitted to Borrowers by Lender and shall be conclusive and binding for all purposes, absent manifest error. In determining such amount, Lender shall use reasonable averaging and attribution methods.

          2.8  Indemnification of Lender.
               -------------------------

  At all times prior to and after the consummation of the transactions contemplated by this Agreement, Borrowers, jointly and severally, agree to hold Lender, its directors, officers, employees, agents, Affiliates, successors and assigns harmless from and to indemnify Lender and its directors, officers, employees, agents, Affiliates, successors and assigns against, any and all losses, damages, costs and expenses (including, without limitation, attorney's fees, costs and expenses) incurred by any of the foregoing, whether direct, indirect or consequential, as a result of or arising from or relating to any "Proceedings" (as defined below) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, case or regulation, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from or in connection with this Agreement, and any other of the transactions contemplated by this Agreement except to the extent such losses, damages, costs or expenses are due to the wilful misconduct or gross negligence of Lender. As used herein, "Proceedings" shall mean actions, suits or
                                       -----------
proceedings before any court, governmental or regulatory authority. Each Borrower, jointly and severally, further agrees to indemnify any Person to whom Lender transfers or sells all or any portion of its interest in the Obligations or participations therein on terms substantially similar to the terms set forth above. Lender shall not be responsible or liable to any Person for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby. The obligations of Borrowers under this
Section 2.8 shall survive the termination of this Agreement and payment of the Obligations but shall terminate upon expiration of the applicable statute or period of limitations.

     3.   COLLECTIONS.
          -----------

          3.1  Collateral Reserve Account; Lockbox Accounts.
               --------------------------------------------

  On the Closing Date, each Borrower shall establish, and thereafter shall maintain, with Lender, a separate Collateral Reserve Account, or series thereof, as Lender may permit or require, into which such Borrower shall be obliged to transfer and deliver all cash, checks, drafts, items and other instruments for the payment of money which such Borrower has received or may at any time hereafter receive in full or partial payment for its Inventory Collateral or otherwise as proceeds of its Accounts Receivable Collateral and any other Collateral; and pending such transfer and delivery, such Borrower shall be deemed to hold any such funds in trust for the benefit of Lender. All collected balances in each Borrower's Collateral Reserve Account shall be applied by Lender on a daily basis in payment of such Borrower's Revolving Advances. No Borrower shall be entitled to draw on its Collateral Reserve Account without the prior written consent of Lender; provided, however, that, at any time during
                                 --------  -------
which collected balances exist in the Collateral Reserve Account, if there are no Revolving Advances then owing by such Borrower and no other Obligations are then due and payable by such Borrower, and provided that no Default Condition or Event of Default is in existence, a Borrower may withdraw such collected balances, or any portion thereof, therefrom for use in its business operations. Lender may, additionally, at any time after the occurrence and during the continuance of an Event of Default, in its sole discretion, direct Account Debtors to make payments on the Accounts Receivable Collateral, or portions thereof, of one, or more, or all Borrowers directly to Lender, and the Account Debtors are hereby authorized and directed to do so by Borrowers upon Lender's direction, and the funds so received shall also be deposited in each Borrower's Collateral Reserve Account, and applied as aforesaid.

     4.   SECURITY INTEREST -- COLLATERAL.
          -------------------------------

  As security for the payment of the Revolving Advances and Term Loan owing by it and all other obligations whatsoever of each Borrower to Lender and the performance by each Borrower of all covenants and requirements hereunder and under the other Loan Documents, each Borrower hereby grants to Lender a continuing, general lien upon and security interest and title in and to the following described Property, wherever located, whether now existing or hereafter acquired or arising (herein, the "COLLATERAL"), namely: (a) the
                                            ----------
Accounts Receivable Collateral; (b) the Inventory Collateral; (c) the Equipment Collateral; (d) the Intangibles Collateral; (e) the Balances Collateral; and (f) all products and/or proceeds of any and all of the foregoing, including, without limitation, insurance or condemnation proceeds, all Property received wholly or partly in trade or exchange for any of the foregoing, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of any of the foregoing or any interest therein.

     5.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO ACCOUNTS
          ------------------------------------------------------- --------
          RECEIVABLE COLLATERAL.
          ---------------------

  With respect to the Accounts Receivable Collateral, each Borrower hereby represents, warrants and covenants to Lender as set forth in Section 5.1 through 5.4, inclusive.

          5.1  Bona Fide Accounts.
               ------------------

  Each item of the Accounts Receivable Collateral arises or will arise under a contract between such Borrower and the Account Debtor, or from the bona fide sale, rental or delivery of goods to or performance of services for, the Account Debtor.

          5.2  Good Title; No Existing Encumbrances.
               ------------------------------------

  Each Borrower has good title to its Accounts Receivable Collateral free and clear of all Liens thereon other than any Permitted Encumbrances, and no financing statement covering the Accounts Receivable Collateral is on file in any public office other than any evidencing Permitted Encumbrances.

          5.3  Right to Assign; No Further Encumbrances.
               ----------------------------------------

  Each Borrower has full right, power and authority to make this assignment of the Accounts Receivable Collateral and hereafter will not pledge, hypothecate, grant a security interest in, sell, assign, transfer, or otherwise dispose of the Accounts Receivable Collateral, or any interest therein.

          5.4  Power of Attorney.
               -----------------

  Each Borrower irrevocably designates and appoints Lender its true and lawful attorney either in the name of Lender or in the name of such Borrower to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittances for any and all sums owing or which may become due upon any items of the Accounts Receivable Collateral and, in connection therewith, to take any and all actions as Lender may deem necessary or desirable in order to realize upon the Accounts Receivable Collateral, including, without limitation, power to endorse in the name of such Borrower, any checks, drafts, notes or other instruments received in payment of or on account of the Accounts Receivable Collateral, but Lender shall not be under any duty to exercise any such authority or power or in any way be responsible for the collection of the Accounts Receivable Collateral. Lender hereby agrees that it will not exercise the foregoing power of attorney except after the occurrence of, and during the continuation of, an Event of Default.

     6.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO INVENTORY
          -----------------------------------------------------------------
          COLLATERAL.
          -----------

  With respect to the Inventory Collateral, each Borrower hereby represents, warrants and covenants to Lender as set forth in Sections 6.1 through 6.5, inclusive.

          6.1  Sale of Inventory Collateral.
               ----------------------------

  Each Borrower will not sell, lease, rent, exchange, or otherwise dispose of any of the Inventory Collateral without the prior written consent of Lender, except in the ordinary course of business for cash or on open account or on terms of payment ordinarily extended to its customers. Upon the sale, lease, exchange, rental or other disposition of any Inventory Collateral, the security interest and lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, accounts, contract rights, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts and cash or non-cash proceeds, and in the event of any unauthorized sale, shall continue in the Inventory Collateral itself.

          6.2  Insurance.
               ---------

  Each Borrower agrees that it will obtain and maintain insurance on the Inventory Collateral, in such amounts and against such risks as Lender may reasonably request, with insurers having a Best's rating of at least "A-" (unless otherwise approved by Lender), with loss payable to Lender and reflecting Lender as an additional insured as its interest may appear. Such insurance shall not be cancelable by Borrowers, unless with the prior written consent of Lender, or by Borrowers, insurer, unless with at least thirty (30) days advance written notice to Lender.

          6.3  Good Title; No Existing Encumbrances.
               ------------------------------------

  Except with respect to any Permitted Encumbrances, each Borrower owns the Inventory Collateral free and clear of any Lien, and no financing statements or other evidences of the grant of a security interest respecting the Inventory Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Encumbrances.

          6.4  Right to Grant Security Interest; No Further Encumbrances.
               ---------------------------------------------------------

  Each Borrower has the right to grant a security interest in the Inventory Collateral. Each Borrower will pay all taxes and other charges against the Inventory Collateral, and such Borrower will not use the Inventory Collateral illegally or allow the Inventory Collateral to be encumbered except for the security interest in favor of Lender granted herein and except for any Permitted Encumbrances.

          6.5  Location of Inventory Collateral.
               --------------------------------

  Each Borrower hereby represents and warrants to Lender that, as of the date hereof, the Inventory Collateral (except for certain portions thereof in transit or located upon the premises of a rental or lease customer) of such Borrower is situated only at one or more of the Collateral Locations and such Borrower covenants with Lender not to locate the Inventory Collateral at any location other than a Collateral Location or the premises of a rental or lease customer without at least thirty (30) days prior written notice to Lender. In addition, to the extent any Borrower should warehouse any of the Inventory Collateral at any time hereafter, such Borrower acknowledges and agrees that such warehousing may be conducted only by Innotrac or warehousemen who have been pre-approved by Lender and who, in any event, shall issue non-negotiable warehouse receipts in Lender's name to evidence any such warehousing of goods constituting Inventory Collateral. In any event, no Borrower will consign any Inventory Collateral to any Person other than Innotrac except upon first obtaining Lender's prior written consent thereto.

     7.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO EQUIPMENT
          ------------------------------------------------------- ---------
          COLLATERAL.
          ----------

  With respect to the Equipment Collateral, each Borrower hereby represents, warrants and covenants to Lender as set forth in Section 7.1 through 7.5, inclusive.

          7.1  Sale of Equipment Collateral.
               ----------------------------

  No Borrower will sell, lease, rent, exchange, or otherwise dispose of any of the Equipment Collateral other than in the ordinary course of such Borrower's business without the prior written consent of Lender.

          7.2  Insurance.
               ---------

  Each Borrower agrees that it will obtain and maintain insurance on its Equipment Collateral with such companies and in such amounts and against such risks as Lender may reasonably request, with loss payable to Lender and reflecting Lender as an additional insured as its interests may appear. Such insurance shall not be cancelable by Borrower, unless with the prior written consent of Lender, or by Borrower's insurer, unless with at least thirty (30) days advance written notice to Lender.

          7.3  Good Title; No Existing Encumbrances.
               ------------------------------------

  Each Borrower owns its Equipment Collateral free and clear of any prior Lien thereon other than with respect to any Permitted Encumbrances and no financing statements or other evidences of the grant of a security interest respecting the Equipment Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Encumbrances.

          7.4  Right to Grant Security Interest; No Further Encumbrances.
               ---------------------------------------------------------

  Each Borrower has the right to grant a security interest in its Equipment Collateral. Each Borrower will pay all taxes and other charges against its Equipment Collateral. No Borrower will use any Equipment Collateral illegally or allow any Equipment Collateral to be encumbered except for the security interest in favor of Lender granted herein and except for any Permitted Encumbrances.

          7.5  Location.
               --------

  As of the date hereof, the Equipment Collateral is located only at one or more of the Collateral Locations or the premises of a rental or lease customer and, hereafter, each Borrower covenants with Lender not to locate Equipment Collateral at any location other than a Collateral Location without at least thirty (30) days advance written notice to Lender.

     8.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO BALANCES
          ----------------------------------------------------------------
          COLLATERAL.
          ----------

  With respect to the Balances Collateral, each Borrower hereby represents, warrants and covenants to Lender as set forth in Section 8.1 through 8.2, inclusive.

          8.1  Ownership.
               ---------

  Each Borrower owns its Balances Collateral free and clear of any Liens, except in favor of Lender and except for Permitted Encumbrances.

          8.2  Liens.
               -----

  Hereafter, no Borrower will incur, create or suffer to exist any Lien upon its Balances Collateral or sell, convey, hypothecate, pledge or assign its right, title or interest therein, without the prior written consent of Lender thereto other than for the Lien created hereunder and the Permitted Encumbrances.

     9.   REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO INTANGIBLES
          -------------------------------------------------------------------
          COLLATERAL.
          ----------

  With respect to the Intangibles Collateral, each Borrower hereby represents, warrants and covenants to Lender as set forth in Sections 9.1 through 9.3, inclusive.

          9.1  Ownership.
               ---------

  Each Borrower owns its Intangibles Collateral free and clear of any Liens thereon other than with respect to any Permitted Encumbrances and no financing statements or other evidences of the grant of a security interest respecting the Intangibles Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Encumbrances.

          9.2  Liens.
               -----

  Hereafter, no Borrower will incur, create or suffer to exist any Lien upon the Intangibles Collateral, except for the security interest granted herein and except for any Permitted Encumbrances, or sell, convey, hypothecate, pledge or assign its right, title or interest therein.

          9.3  Preservation.
               ------------

  Hereafter, each Borrower will take all necessary and appropriate measures to obtain, maintain, protect and preserve the Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

     10.  GENERAL REPRESENTATIONS AND WARRANTIES.
          --------------------------------------

  In order to induce Lender to enter into this Agreement, each Borrower hereby represents and warrants to Lender (which representations and warranties, together with the representations and warranties of each Borrower contained in Articles 5, 6, 7, 8 and 9 shall be deemed to be renewed as of the date of the making of each Revolving Advance and after giving effect to all transactions and actions permitted by this Agreement, including without limitation, the Consolidation Transaction) as set forth in Sections 10.1 through 10.19, inclusive.

          10.1 Existence and Qualification.
               ---------------------------

  Each Borrower (except HPP) is a corporation duly organized and validly existing under, and has filed its certified statement of annual registration and paid all fees due for the current year under, the laws of the State of Georgia. HPP is a limited partnership duly organized and validly existing under, and has filed all required notices, registrations and certifications and has paid all fees due for the current year under, the laws of the State of Georgia. Each Borrower has its principal place of business, chief executive office and office where it keeps all of its books and records at the Executive Office and is duly qualified as a foreign corporation in good standing in any other state wherein the conduct of its business or the ownership of its Property requires such qualification and the failure to so qualify would result in a material forfeiture. Except as may be set forth on Exhibit "F" attached hereto, no
                                           -----------
Borrower does business under any name or trade style other than the name first inscribed hereinabove in the recitals hereto.

          10.2 Authority; Validity and Binding Effect.
               --------------------------------------

  Each Borrower has the power to make, deliver and perform under the Loan Documents, and to borrow hereunder, and has taken all necessary and appropriate corporate or partnership action to au thorize the execution, delivery and performance of the Loan Documents. This Agreement constitutes, and the remainder of the Loan Documents, when executed and delivered for value received, will constitute, the valid obligations of each Borrower, legally binding upon it and enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other, similar laws affecting the enforcement of creditor's rights generally. The undersigned officers or representatives of each Borrower are duly authorized and empowered to execute, attest and deliver this Agreement and the remainder of the Loan Documents for and on behalf of each Borrower, and to bind each Borrower accordingly thereby.

          10.3 No Material Litigation.
               -----------------------

  There are no proceedings pending or, so far as each Borrower or its officers know, threatened, before any court or administrative agency which in such Borrower's present opinion could reasonably be expected to materially and adversely affect the financial condition or operations of such Borrower.

          10.4 Taxes.
               -----

  Each Borrower has filed or caused to be filed all tax returns required to be filed by it and have paid all taxes shown to be due and payable by it on said returns or on any assessments made against them.

          10.5 Capital Stock.
               -------------

  All capital stock, limited partnership interests, debentures, bonds, notes or other securities of each Borrower presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "blue sky" laws of all applicable states and the federal securities laws.

          10.6 Organization.
               ------------

  The articles of incorporation of and bylaws of each Borrower (except HPP) are in full force and effect under the laws of the State of Georgia and all amendments (if any) thereto have been duly and properly made under and in accordance with all applicable laws. The limited partnership certificate and limited partnership agreement of HPP is in full force and effect under the laws of the State of Georgia and all amendments thereto have been duly and properly made under and in accordance with all applicable laws.

          10.7 Insolvency.
               ----------

  After giving effect to the funding of the initial Revolving Advances to be made on the Closing Date, and the other transactions contemplated by this Agreement and the uses by Borrowers of the proceeds of the such loans and advances as provided hereunder, (a) the fair value and present fair saleable value of each Borrower's assets are in excess of the total amount of such Borrower's liabilities, including known contingent liabilities; (b) each Borrower will not have incurred debts, nor will it intend to incur debts, beyond its ability to pay such debts as they mature; and (c) each Borrower does not have unreasonably small capital to carry on such Borrower's business as theretofore operated and all businesses in which such Borrower is about to engage. As used in this Section 10.7, "debt" means any liability on a claim, and "claim" means (i) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (ii) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          10.8 Title.
               -----

  Each Borrower owns all of its Properties subject to no Lien of any kind except as otherwise disclosed in writing to Lender and, as to the Collateral, except
                                                                       ------
for the Permitted Encumbrances.

          10.9 Margin Stock.
               ------------

  No Borrower is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock and no part of the proceeds of any borrowing made pursuant hereto will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of the Board of Governors of the Federal Reserve System. In connection herewith, if requested by Lender, each Borrower will furnish to each Lender a statement in conformity with the requirements of Federal Reserve Form F.R. U-1 referred to in Regulation U of said Board to the foregoing effect.

          10.10 No Violations.
                -------------

  The execution, delivery and performance by each Borrower of this Agreement and the Loan Documents have been duly authorized by all necessary corporate or partnership action and do not and will not require any consent or approval of the shareholders or any partner of any Borrower which will not have been obtained prior to the Closing Date, violate any provision of any material law, rule, regulation (including, without limitation,, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Borrower or of the articles of incorporation or bylaws or partnership agreement of such Borrower, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected; and no Borrower is in default under any such material law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

          10.11 ERISA.
                -----

  Each Borrower is in substantial compliance with the requirements of ERISA with respect to each Employee Benefit Plan. No fact, including, but not limited to, any Reportable Event exists in connection with any Plan which, more likely than not, would constitute grounds for the termination of any such Plan by the PBGC or for the appointment by the appropriate United States district court of a trustee to administer any such Plan. No Borrower maintains or contributes to any Plan which has an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code). No Borrower maintains or contributes to any Plan which has incurred any material liability to the PBGC (other than for premium payments due in the ordinary course of business, which premiums will be paid when due and payable). No Borrower maintains or contributes to any Plan which has insufficient assets to qualify for a standard termination pursuant to
Section 4041 of ERISA. No Borrower is required pursuant to the terms of any applicable collective bargaining agreement to pay or accrue any contributions with respect to any Plan which is a Multiemployer Plan and there has been no complete or partial withdrawal by any Borrower from any such Multiemployer Plan within the contemplation of MPPAA. Except as concurrently herewith disclosed to Lender in writing, (A) no Borrower maintains or contributes to any Employee Benefit Plan which provides medical benefits, life insurance ben-efits or other welfare benefits as defined in Section 3(l) of ERISA (excluding severance pay and benefits required under Section 601 of ERISA) for former employees of such Borrower, and (B) no Borrower maintains or contributes to any non-qualified, unfunded deferred compensation plan. Neither any Borrower nor any fiduciary with respect to any Employee Benefit Plan has engaged in a "Prohibited transaction" within the meaning of Section 4975 of the Internal Revenue Code or
Section 406 of ERISA with respect to any Employee Benefit Plan.

          10.12 Financial Statements.
                --------------------

  The unaudited financial statements of each Borrower for its most recently completed fiscal year, together with the unaudited financial statements of each Borrower for that portion ended September 30, 1994 of its current fiscal year, copies of which have heretofore been furnished to Lender, are complete and accurately and fairly represent the financial condition of each Borrower, the results of its operations and the transactions in its equity accounts as of the date and for the periods referred to therein, and have been prepared in accordance with GAAP throughout the period involved. There is no material Debt of any Borrower as of the date of such financial statements which is not reflected therein or in the notes thereto. There has been no material adverse change in the financial conditions or operations of any Borrower since the respective dates of the balance sheets contained in such financial statements.

          10.13 Delivery of Certain Collateral.
                ------------------------------

                [INTENTIONALLY DELETED]

          10.14 Purchase of Collateral.
                ----------------------

  No Borrower has purchased any of the Collateral in a bulk transfer or in a transaction which was outside the ordinary course of the business of Borrower's seller.

          10.15 Pollution and Environmental Control.
                -----------------------------------

  Each Borrower has obtained all permits, licenses and other authorizations which are required under, and is in material compliance with all Environmental Laws the noncompliance with which would or might have a material adverse effect on its business, financial condition or Property.

          10.16 Possession of Franchises, Licenses, Etc.
                ---------------------------------------

  Each Borrower possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of any of their respective material Property and assets, and no Borrower is in violation of any thereof which would or might have a material ad verse effect on its business, financial condition or Property.

          10.17 Disclosure.
                ----------

  To each Borrower's knowledge, neither this Agreement nor any other document, certificate or statement furnished to Lender by or on behalf of any Borrower in connection herewith contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. To each Borrower's knowledge, there is no fact peculiar to such Borrower which materially adversely affects or in the future may (so far as such Borrower can now reasonably foresee) materially adversely affect the business, Property or assets, or financial condition of such Borrower which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to Lender by or on behalf of such Borrower prior to the date hereof in connection with the transactions contemplated hereby, when taken as a whole.

          10.18 Subsidiaries.
                ------------

     No Borrower has any Subsidiaries except pursuant to or as may result from a consummated Consolidation Transaction.

          10.19 Ownership.
                ---------

  The shareholders of each Borrower (except HPP) and the General Partner are as shown on Exhibit "G" attached hereto. The General Partner is the sole general
         -----------
partner of HPP, and ITC is the sole limited partner of HPP. Lender agrees that nothing in this Agreement shall prohibit the consummation by Borrowers of a Consolidation Transaction or an initial public offering transaction by Innotrac of its capital stock as a result of which such capital stock becomes publicly traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market Reporting System, and further that upon the occurrence of any such initial public offering, this Section 10.19 shall have no further force or effect.

     11.  GENERAL AFFIRMATIVE COVENANTS.
          -----------------------------

  Each Borrower covenants to Lender that from and after the date hereof, and until such time as Lender shall have terminated this Agreement in writing, each Borrower will comply with and cause each Subsidiary to comply with the covenants set forth in Sections 11.1 through 11.18, inclusive.

          11.1 Records Respecting Collateral.
               -----------------------------

  All records of each Borrower with respect to the Collateral will be kept at the Executive Office (as it may be changed pursuant to Section 11.12) and will not be removed from such address without the prior written consent of Lender.

          11.2 Further Assurances.
               ------------------

  Each Borrower shall duly execute and/or deliver (or cause to be duly executed and/or delivered) to Lender any instrument, invoice, document, document of title, dock warrant, dock receipt, warehouse receipt, bill of lading, order, financing statement, assignment, waiver, consent or other writing which may be reasonably necessary to Lender to carry out the terms of this Agreement and any of the other Loan Documents and to perfect its security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security to Lender. Each Borrower shall perform or cause to be performed such acts as Lender may reasonably request to establish and maintain for Lender a valid and perfected Lien on the Collateral, free and clear of any Liens other than in favor of Lender and other than the Permitted Encumbrances.

          11.3 Right to Inspect.
               ----------------

  Lender (or any person or persons designated by it) shall, in its sole discretion, have the right to call at any place of business of a Borrower or any of its Subsidiaries at any reasonable time during normal business hours upon advance notice reasonable under the circumstances), and, without hindrance or delay, inspect the Collateral and inspect, audit, check and make extracts from such Borrower's or such Subsidiary's books, records, journals, orders, receipts and any correspondence and other data relating to the Collateral, to such Borrower's or such Subsidiaries, business or to any other transactions between the parties hereto. Without limiting the foregoing, Lender shall be entitled to perform peri odic field audits of each Borrower's operations. Lender shall hold in confidence each Borrower's and its Subsidiaries, confidential or proprietary information obtained pursuant to this Agreement and shall not disclose the same to any third party, except: (i) as required by law or by judicial or
                    -------
administrative process or to appropriate regulatory authorities and (ii) to Lender's attorneys and accountants, who have previously or contemporaneously therewith been advised of the confidential and proprietary nature of such information, and who have agreed to maintain the confidential nature thereof.

          11.4 Reports.
               -------

  Each Borrower shall, as soon as practicable, but in any event on or before the respective dates specified below furnish or cause to be furnished to Lender: (i) within twenty (20) days after the end of each calendar month, a status report, certified by a duly authorized officer on behalf of each Borrower, showing the aggregate dollar value of the items comprising the Accounts Receivable Collateral of each Borrower and the age of each individual item thereof from invoice date as of the last day of the preceding calendar month (segregating such items in such manner and to such degree as Lender may reasonably request), and (ii) within twenty (20) days after the end of each calendar month, the aggregate dollar value of the items comprising the accounts payable of each Borrower, and the age of each individual item thereof as of the last day of the preceding calendar month (segregating such items in such manner and to such degree as Lender may reasonably request). Additionally, Lender may, at any time, request that each Borrower verify the individual account balances of the individual Account Debtors by such means as each Borrower and Lender then mutually agree, provided that, after any Event of Default has continued and while it is continuing Lender shall have the further right to verify such balances directly. In any event, upon request from Lender, made at any time hereafter, each Borrower shall furnish Lender with a then current Account Debtor address list.

          11.5 Settlement Sheets.
               -----------------

  By the twentieth (20th) day of each calendar month for the calendar month just ended, or more frequently if requested by Lender, each Borrower shall prepare and deliver to Lender a settlement report with respect to satisfaction of the Margin Requirement as of the date of report submission (to include a calculation of Eligible Accounts) to be in such form as Lender may deliver for such purpose to each Borrower from time to time hereafter, the statements in which, in each instance, shall be certified as to truth and accuracy by a duly authorized officer on behalf of each Borrower.

          11.6 Periodic Financial Statements of Borrowers.
               ------------------------------------------

  Each Borrower shall, as soon as practicable, and in any event within: (i) thirty (30) days after the end of each calendar month, furnish to Lender, unaudited financial statements of each Borrower and its consolidated Subsidiaries, on a consolidating basis, including balance sheets and income statements, for the calendar month then ended, and for the fiscal year to date; and (ii) thirty (30) days after the end of each fiscal quarter, furnish to Lender, unaudited financial statements of each Borrower and its consolidated Subsidiaries, on a consolidating and consolidated basis, including balance sheets and income statements, for the fiscal quarter then ended, and for the fiscal year to date; in each case, certified as to truth and accuracy by each Borrower's chief executive officer or chief financial officer.

          11.7 Annual Financial Statements of Borrowers.
               ----------------------------------------

  Each Borrower shall, as soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, furnish to Lender the annual audit report of Borrowers and their consolidated Subsidiaries, on a combined basis, including a balance sheet, and statement of cash flow, as appropriate (but, for the current fiscal year being a balance sheet only), certified without material qualification, by Williams, Benator & Libby or such other independent certified public accountants selected by each Borrower but acceptable to Lender, and prepared in accordance with GAAP. Each Borrower shall cause said accountants to furnish Lender, together with the aforesaid audit report, a statement that, in the normal course of making their examination of such financial statements, they obtained no knowledge of any Event of

Default or Default Condition relating to this Agreement or the Notes, or, in lieu thereof, a statement specifying the nature and period of existence of any such Event of Default or Default Condition disclosed by their examination.

          11.8  Payment of Taxes.
                ----------------

  Each Borrower shall pay and discharge all taxes, assessments and governmental charges upon them, their income and their Property the non-payment of which could reasonably be expected to have a material adverse effect on a Borrower's financial condition or business operations prior to the date on which penalties attach thereto, unless and to the extent only that (x) such taxes, assessments and governmental charges are being contested in good faith and by appropriate proceedings by Borrower or its applicable Subsidiary and (y) such Borrower maintains reasonable reserves on its books therefor in accordance with GAAP.

          11.9  Maintenance of Insurance.
                ------------------------

  In addition to and cumulative with any other requirements imposed herein or in any Loan Document on each Borrower with respect to insurance, each Borrower shall maintain insurance with responsible insurance companies on such of its Property, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, but in any event to include public liability, worker's compensation, loss, damage, flood, windstorm, fire, theft, extended coverage and product liability insurance in amounts reasonably satisfactory to Lender, which such insurance shall not be cancellable by any Borrower, unless with the prior written consent of Lender, or by any Borrower's insurer, unless with at least thirty (30) days advance written notice to Lender thereof. Each Borrower shall file with Lender on or before the Closing Date and annually upon Lender's request thereafter copies of insurance policies, certified by an officer of Borrower's insurance company, to Lender's satisfaction, of such insurance then in effect stating the names of the insurance companies, the amounts and rates of insurance, the date of expiration thereof, the properties and risks covered thereby and the insured with respect thereto, and, within thirty (30) days after notice in writing from Lender, obtain such additional insurance as Lender may reasonably request.

          11.10 Maintenance of Property.
                -----------------------

  Each Borrower shall maintain its Properties in good working condition, ordinary wear and tear excepted.

          11.11 Certificate of No Event of Default; Compliance Certificate;
                -----------------------------------------------------------
                Notice of Default.
                -----------------

  Each Borrower shall, on a quarterly basis not later than forty-five (45) days after the close of each of its first three (3) fiscal quarters and not later than one hundred twenty (120) days after the close of its Fiscal Year, certify to Lender, in a statement executed by each Borrower's or the

General Partner's chief executive officer or chief financial officer, as appropriate, that no Event of Default and no Default Condition exists or has occurred and is existing, or, if an Event of Default or Default Condition exists, specifying the nature and period of existence thereof and setting forth the action which each Borrower proposes to take with respect thereto. Such certificate shall be accompanied by the certificate of such officer on behalf of each Borrower showing, in reasonable detail, compliance with Sections 12.1 through 12.5, inclusive, by each Borrower for the immediately preceding fiscal quarter. In addition, promptly upon its becoming aware of the occurrence of any Default Condition or Event of Default, each Borrower will notify Lender thereof in writing, specifying the nature and period of existence thereof and the action which each Borrower proposes to take with respect thereto.

               11.12 Change of Principal Place of Business, Etc.
                     ------------------------------------------

     Each Borrower hereby understands and agrees that if, at any time hereafter, it elects either (i) to move its Executive Office, (ii) to change its name, identity or its structure to other than a corporate structure, or (iii) to add any Collateral Location, such Borrower will notify Lender in writing at least thirty (30) days prior thereto and take such action in regard thereto as Lender may reasonably request to continue the perfection of the Lender's security interest in the Collateral in respect of such change.

               11.13 Waivers.
                     -------

     With respect to each of the Collateral Locations, each Borrower will obtain such waivers of lien, estoppel certificates or subordination agreements as Lender may reasonably require to insure the priority of its security interest in that portion of the Collateral situated at such locations.

               11.14 Preservation of Corporate Existence.
                     -----------------------------------

     Each Borrower shall preserve and maintain its corporate or partnership existence, rights, franchises and privileges in the respective jurisdictions of incorporation or organization, and qualify and remain qualified as a foreign corporation or partnership (if applicable) in each Collateral Location state and each jurisdiction in which such qualification is necessary or desirable in view of their respective businesses and operations or the ownership of their Property to avoid a material forfeiture.

               11.15 Compliance with Laws.
                     --------------------

     Each Borrower shall comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would ma terially adversely affect any of their respective businesses or credit. Without limiting the foregoing, each Borrower shall obtain and maintain all permits, licenses and other authorizations which are required under, and otherwise comply with, all Environmental Laws (as defined in Section 11.18(a)(i)), and all laws pertaining to consumer credit, privacy and telephonic transmissions.

               11.16 ERISA.
                     -----

     Each Borrower shall: (i) make prompt payments of contributions required by the terms of each Employee Benefit Plan or to meet the minimum funding standards set forth under ERISA with respect to each Employee Benefit Plan to which such standards apply; (ii) notify Lender immediately of any fact, including, but not limited to, any Reportable Event, arising in connection with any Plan which, more likely than not, would constitute grounds for the termination thereof by the PBGC or for the appointment by the appropriate United States district court of a trustee to administer the Plan; (iii) notify Lender immediately of Borrower's or any Subsidiary's intent to terminate any Plan; (iv) notify Lender immediately of the adoption of an amendment to any Plan (or of any other Event) which causes any Plan to fail to have sufficient assets to qualify for a standard termination under Section 4041 of ERISA; (v) notify Lender immediately if the aggregate unfunded liability with regard to all Plans increases to an amount in excess of One Hundred Thousand Dollars ($100,000); (vi) notify Lender immediately such if such Borrower obtains information indicating that the aggregate withdrawal liability with regard to all Plans increases to an amount in excess of One Hundred Thousand Dollars ($100,000); (vii) notify Lender immediately of any filing of a request for a waiver of the minimum funding standard with regard to any Employee Benefit Plan to which such standard applies; (viii) promptly after receipt thereof, furnish to Lender a copy of any notice received by such Borrower or any of its Subsidiaries from the PBGC relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any Plan; (ix) promptly after receipt thereof furnish to Lender a copy of any notice received by such Borrower or any Subsidiary of such Borrower from the Internal Revenue Service relating to the intention of the Internal Revenue Service to disqualify any Employee Benefit Plan or to refuse to grant a favorable determination letter with regard to any Employee Benefit Plan;
(x) notify Lender immediately of any lawsuit, claim for damages or administrative proceeding in which an Employee Benefit Plan or a fiduciary with respect thereto is a defendant, wherein the amount of damages claimed exceeds, either alone or in the aggregate with all other such lawsuits, claims and administrative proceedings, One Hundred Thousand Dollars ($100,000); and (xi) furnish to Lender, promptly upon its request therefor, such additional information concerning each and every Employee Benefit Plan, including, but not limited to, the annual report required to be filed under ERISA, as may be reasonably requested.

               11.17 Litigation.
                     ----------

     Promptly, upon its receipt of notice or knowledge thereof, each Borrower will report to Lender any lawsuit or administrative proceeding in which Borrower or any of its Subsidiaries is a defendant wherein the amount of damages claimed against Borrower or any of its Subsidiaries exceeds One Hundred Thousand Dollars ($100,000).

               11.18 Environmental Compliance.
                     ------------------------

               (a) Definitions. The following definitions shall apply for purposes of this Section 11.18:

                    (i) "Environmental Law" shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision now or hereafter promulgated with respect to any "Hazardous Substance" (as hereinafter defined), drinking water, ground water, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water runoff, waste emissions, or wells. Without limiting the generality of the foregoing, the term Environmental Law shall encompass each of the following statutes, as may be amended from time to time, and all regula tions from time to time promulgated thereunder: the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. (S) 9601 et seq.), the Clean
                                                          ------
Water Act of 1977 (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C. (S)
                                      ------
7401 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. 9
     ------
6901 et seq.), the Safe Drinking Water Act (21 U.S.C. (S) 349; 42 U.S.C. (S)(S)
     ------
201 and 300f through 300j-9) and the Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.).
     ------

                    (ii) "Release" shall mean any spilling, leaking, pumping, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discharging, burying, abandoning, or disposing into the environment by any Borrower or any Subsidiary or any predecessor in interest of any Borrower.

                    (iii) "Hazardous Substance" shall mean each and every
                           -------------------
element, compound, chemical mixture, petroleum and gas product, substance, contaminant, pollutant including, without limitation, substances which are toxic, carcinogenic, ignitable, corrosive or otherwise dangerous to human, plant or animal health or well-being, and any other substance defined as a "hazardous substance," "hazardous waste," "hazardous material," "toxic material," "toxic waste," or "special waste" under any Environmental Law and any other substance which by law requires special handling in its collection, storage, treatment or disposal.

               (b) Indemnity for Liabilities.  Each Borrower shall indemnify
                   -------------------------
Lender and hold Lender harmless from and against any and all claims, demands, losses, liabilities, strict liabilities, damages, sanctions, penalties, fines, injuries, expenses, costs (including attorney's fees), settlements, or judgments of any and every kind whatsoever paid incurred or suffered by, or asserted against, Lender by any Person arising out of, in connection with or related in any way to (a) the Release or presence at, from, on, in or under any Collateral Location of any Hazardous Substance, or (b) any act, omission, condition, conduct, transaction or occurrence at, from, on or under any Collateral Location in violation of any Environmental Law, in each case, if and to the extent caused by or within the control of any Borrower or any Subsidiary.

               (c) Notice to Lender.  If any Borrower receives any notice of (i)
                   ----------------
Release of any Hazardous Substance, notification of which must be given to any governmental agency under any Environmental Law, or notification of which has, in fact, been given to any governmental agency, or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental health or safety matter affecting any Borrower or any Collateral Location from any person or entity (including, without limitation, the Environmental Protection Agency), then such Borrower shall immediately notify Lender orally and in writing of said Release, complaint, order, citation or notice.

               (d) Environmental Audit.  Lender shall have the right, after the
                   -------------------
occurrence of any event required to be reported to Lender pursuant to Section 11.18(c) hereof which is caused by or within the control of any Borrower, in its sole discretion, exercised in a commercially reasonable manner, to require such Bor rower to perform, at such Borrower's expense using an environmental consultant selected by such Borrower and acceptable to Lender, an environmental audit and, if deemed necessary by Lender, an environmental risk assessment, each of which must be satisfactory to Lender. Should any such Borrower fail to order any such environmental audit or risk assessment within thirty (30) days after Lender's written request, Lender shall have the right but not the obligation to retain an environmental consultant to perform any such environmental audit or risk assessment. All costs and expenses incurred by Lender in the exercise of such rights may be charged by Lender as Revolving Advances.

               (e) Survival. Assignability, and Transferability. The indemnity
                   --------------------------------------------
set forth in subsection (a) of this Section 11.18 shall survive any exercise by Lender or Lender of any remedies under this Agreement or any Loan Document, including without limitation any power of sale, and shall not merge with any deed or bill of sale given by Borrower to Lender in lieu of foreclosure or any deed or bill of sale given pursuant to a foreclosure. It is agreed and intended by Borrowers and Lender that the indemnity set forth above in subsection (a) of this Section 11.18 may be assigned or otherwise transferred by Lender to its successors and assigns and to any subsequent purchasers of all or any portion of any Collateral by, through or under Lender, without notice to Borrowers and without any further consent of any other Person. To the extent consent to any such assignment or transfer is required by applicable law, advance consent to any such assignment or transfer is hereby given by Borrower in order to maximize the extent and effect of the warranties, representations, and indemnity given hereby.

               12. FINANCIAL COVENANTS.
                   --------------------

     From and after the date hereof, and until such time as Lender shall have terminated this Agreement in writing, the covenants set forth in Sections 12.1 and 12.5, inclusive, shall apply to Borrowers on a combined basis in respect of their financial condition and performance.

               12.1 Debt/Tangible Net Worth Ratio.
                    -----------------------------

     On a combined basis, Borrowers shall have at all times a Leverage Ratio of not more than 4:1.

               12.2 Tangible Net Worth.
                    ------------------

     The sum of the combined Tangible Net Worth plus Subordinated Debt of all Borrowers shall be at least Seven Million Dollars ($7,000,000), all as determined under GAAP, during the Fiscal Year ending in 1997 and thereafter shall be equal to the required amount for the preceding year increased by forty percent (40%) of Net Income.

               12.3 Current Ratio.
                    -------------

     Borrowers, on a combined basis, shall at all times maintain a ratio of their combined current assets to their combined current liabilities, all as determined under GAAP, of at least .75:1, determined in respect of each fiscal quarter.

               12.4 Fixed Charge Coverage Ratio.
                    ---------------------------

     Borrowers, on a combined basis, shall maintain as of the end of each fiscal quarter in each Fiscal Year a Fixed Charge Coverage Ratio of at least 2.5:1, as determined under GAAP on a rolling four (4) quarters' basis.

               12.5 Capital Expenditures and Leases.
                    -------------------------------

     Borrowers, on a combined basis, will not expend, for the applicable Fiscal Year, in Capital Expenditures or contract for any future Capital Expenditures, which in the aggregate represent an amount exceeding the sum of $5,000,000 during any Fiscal Year.

               12.6 Minimum Net Income.
                    ------------------

     Borrowers, on a combined basis, shall achieve an Adjusted Net Income of at least $500,000 for the Fiscal Year ending in 1997 and each Fiscal Year thereafter.

               13. NEGATIVE COVENANTS.
                   ------------------

     Each Borrower covenants to Lender that from and after the date hereof and until such time as Lender shall have terminated this Agreement in writing, such Borrower will not, without the prior written consent of Lender, do or permit to be done by any Subsidiary any of the things or acts set forth in Sections 13.1 through 13.11, inclusive.

               13.1 No Liens.
                    --------

     Create, assume, or suffer to exist any Lien of any kind in or on any of its Property except for Permitted Encumbrances.
         ------ ---

               13.2 Debt.
                    ----

     Incur, assume, or suffer to exist any Debt, except for: (i) the
                                                 ------ ---
Obligations, the ITC Loan and any other Debt for borrowed funds existing on the date of this Agreement; (ii) Debt for borrowed funds incurred pursuant to financial contractual agreements made and entered into, and disclosed in writing to Lender, prior to the date of this Agreement; (iii) Debt for borrowed funds owing to Lender, whether hereunder or otherwise; (iv) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (v) accrued pension fund and other employee benefit plan obligations and liabilities (provided, however, that such Debt does not result in the existence of any Event of Default or Default Condition under any other provision of this Agreement); (vi) deferred taxes; (vii) Debt resulting from endorsements of negotiable instruments received in the ordinary course of its business; (viii) Debt arising in respect of "Permitted Encumbrances"; (ix) Debt arising from the receipt of intercompany loans or advances from any other Borrower; and (x) purchase money Debt not exceeding at any one time, in the aggregate, Five Hundred Thousand Dollars ($500,000).

               13.3 Contingent Liabilities.
                    ----------------------

     Guarantee, endorse, become surety with respect to or otherwise become directly or contingently liable for or in connection with the obligations of any other Person, except guarantees in favor of Lender and endorsements of negotiable instruments for collection in the ordinary course of business.

               13.4 Distributions.
                    -------------

     Except as otherwise provided herein and in Section 13.5, pay any dividend, make any distribution or take any action which would have an effect equivalent to any of the foregoing; provided, however, that, notwithstanding the foregoing
                         --------  -------
(i) if any Borrower, because of its organization or election, does not itself pay taxes on its income, then such Borrower may make distributions to its shareholders or partners (as the case may be) responsible for the payment of such taxes in amounts sufficient to permit such taxes to be paid by such Persons on Borrower's behalf, and each Borrower making such distributions shall provide Lender with an annual accounting thereof; and (ii) in addition to the foregoing, so long as no Event of Default then exists or would be caused by or result from the making of such payment, any Borrower may pay dividends and make distributions from time to time in an amount not in excess of forty percent (40%) of such Borrower's Net Income.

               13.5 Stock Redemptions, Etc.
                    ----------------------

     Except for the A. Dorfman Buyout, purchase, redeem, or otherwise acquire for value any shares of any class of capital stock or any partnership interests if (i) any Event of Default then exists or would be caused by or result from the making of such payment or (ii) such Borrower is then prohibited from doing so by applicable law.

               13.6 Restricted Investment.
                    ---------------------

     Except for a Consolidation Transaction, make any Restricted Investment, except that any Borrower may make loans and advances to any other Borrower or any of its subsidiaries at any time or from time to time.

               13.7 Merger, Transfer, Etc.
                    ---------------------

     Except for a Consolidation Transaction, dissolve or otherwise terminate its corporate or partnership status; or enter into any merger, reorganization or consolidation; make any substantial change in the basic type of business conducted by it as of the date hereof; or sell, assign, lease or otherwise dispose of (whether in one transaction or a series of transactions) all, substantially all or a substantial part of its property or assets, other than sales in the ordinary course of business.

               13.8 ERISA.
                    -----

     Permit any Plan to become underfunded such that it would not have sufficient assets in order to quality for a standard termination under Section 4041 of ERISA.

               13.9 Transactions with Affiliates.
                    ----------------------------

     Except for a Consolidation Transaction or the A. Dorfman Buyout, enter into, or be a party to, any transaction with any Affiliate of any Borrower, except in the ordinary course of and pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are no less favorable to a Borrower or said Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate or as otherwise may be approved in writing by Lender from time to time hereafter, upon full disclosure to Lender, or has been disclosed to Lender on or before the date hereof.

               13.10 Fiscal Year.
                     -----------

     Change its Fiscal Year end from that in effect on the Closing Date, except that Innotrac may change its Fiscal Year to December 31, consistent with the other Borrowers.

               13.11 Certain Debts.
                     -------------

     Either: (i) make, consent to, or acquiesce in, any amendment or modification to any of the following: (A) the ITC Loan Agreement, which would have the effect of increasing the principal amount of, the effective interest rate thereon or the frequency of the payment of principal or interest thereon; or (ii) prepay the ITC Loan; or (iii) make any payment on the ITC Loan in violation of the Subordination Agreements executed with respect thereto, as described more particularly in Section 17.1(g) below.

               14. EVENTS OF DEFAULT.
                   -----------------

     The occurrence of any events or conditions described in Sections 14.1 through 14.14 shall constitute an Event of Default hereunder, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

               14.1 Notes.
                    -----

     Any Borrower shall fail to make any payment of principal of or interest on the Revolving Note or any Note within five (5) calendar days after the date when due.

               14.2 Obligations.
                    -----------

     Any Borrower shall fail to make any payments of principal of or interest on any of the Obligations (other than the Notes) or any other Obligations to Lender, within five (5) calendar days after receipt of notice from Lender of such failure to make payment (or after satisfaction of any shorter or longer requirement for the giving of notice or the lapse of time, or both, contained in the applicable agreement pertaining to such Obligations).

               14.3 Misrepresentations.
                    ------------------

     Any Borrower shall make any representations or warranties in any of the Loan Documents or in any certificate or statement furnished at any time hereunder or in connection with any of the Loan Documents which, when taken as a whole, proves to have been untrue or misleading in any material respect when made or furnished.

               14.4 Covenants.
                    ---------

     Any Borrower shall default in the observance or performance of any covenant or agreement contained herein or in any of the other Loan Documents (other than a failure described in Sections 14.1 or 14.2), unless such default is cured within ten (10) calendar days after Borrower's receipt of notice from Lender of such Default Condition.

               14.5 Damage, Loss, Theft or Destruction of Collateral.
                    ------------------------------------------------

     There shall have occurred material uninsured damage to, or loss, theft or destruction of, any part of the Collateral of any Borrower, or all Borrowers considered as a whole, having a then current value in excess of One Hundred Thousand Dollars ($100,000), unless such default is cured within ten (10) days after Borrowers, receipt of notice from Lender of such Default Condition.

               14.6 Certain Debts.
                    -------------

     An "event of default" (or event having similar effect, whether or not denominated as such) shall occur under, or in respect of, the ITC Loan Agreement and such default shall continue, without waiver or cure, beyond any cure or grace period prescribed therein.

               14.7 Other Debts.
                    -----------

     Any Borrower shall default in connection with any agreement evidencing, securing or relating to any other Debt to, or under any operating lease with, either Lender or, with respect to any Debt of One Hundred Thousand Dollars ($100,000) or more with any creditor other than a Lender, unless such default is cured within thirty (30) days after Borrowers' receipt of notice from Lender of such Default Condition.

               14.8 Voluntary Bankruptcy.
                    --------------------

     Any Borrower, the General Partner or any Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, federal, or foreign, now or hereafter existing; any Borrower, the General Partner or any Guarantor shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; any Borrower,, the General Partner or any Guarantor shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of any Borrower, the General Partner or any Guarantor for all or a substantial part of its Property; any Borrower, the General Partner or any Guarantor shall make an assignment for the benefit of creditors; or any Borrower, the General Partner or any Guarantor shall be unable or shall fail to pay its debts generally as such debts become due; or any Borrower, the General Partner or any Guarantor shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.

               14.9 Involuntary Bankruptcy.
                    ----------------------

     There shall have been filed against any Borrower, the General Partner or any Guarantor an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief,, whether state, federal or foreign, now or hereafter existing, which has not been dismissed within ninety (90) days of the date the petition is filed; any Borrower, the General Partner or any Guarantor shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of any Borrower, the General Partner or any Guarantor or for all or a substantial part of its Property; or any Borrower, the General Partner or any Guarantor shall suffer or permit the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the Property of any Borrower, the General Partner or any Guarantor.

               14.10 Judgments.
                     ---------

     Final judgments or orders for the payment of money are rendered against any Borrower the aggregate amount of One Hundred Thousand Dollars ($100,000) or more (exclusive of amounts covered by insurance) which are not satisfied within sixty
(60) days after their being rendered.

               14.11 ERISA.
                     -----

     The occurrence of any of the following events: (i) the termination of any Plan in a distress termination under Section 4041(c) of ERISA or an involuntary termination under Section 4042 of ERISA; (ii) the filing of a request for a waiver of the minimum funding standard with regard to any Employee Benefit Plan:
(iii) the occurrence of any event which causes any Plan to cease to have sufficient assets at all times so as to qualify for a standard termination under
Section 4041 of ERISA; (iv) the occurrence of any event which causes the unfunded liability with regard to all such Plans in the aggregate to become an amount in excess of One Hundred Thousand Dollars ($100,000); (v) the occurrence of any event which causes the withdrawal liability with regard to all Plans to become an amount in excess of One Hundred Thousand Dollars ($100,000); (vi) the appointment of a trustee by an appropriate United States district court to administer any Plan; or (vii) the institution of any proceedings by the PBGC to terminate any such Plan or to appoint a trustee to administer any such Plan; unless, in each case, such default is cured within thirty (30) days after Borrowers' receipt of notice from Lender of such Default Condition.

               14.12 Change of Control.
                     -----------------

     Prior to the occurrence of an initial public offering as contemplated by
Section 10.19 either: (i) Scott Dorfman shall cease to own, beneficially and of record with unlimited power to vote, at least fifty-one percent (51%) of the issued and issued capital stock of each Borrower (except HPP) and of the General Partner; or (ii) the General Partner or Innotrac shall cease to be the sole general partner of HPP.

               14.13 Material Adverse Change.
                     -----------------------

     The occurrence of any material change in the business, financial condition or results of operations of any Borrower which Lender reasonably determines, in good faith, materially and adversely affects the ability of such Borrower to pay and perform its Obligations to Lender unless such default is cured within thirty (30) days after Borrowers' receipt of notice from Lender of such Default Condition. Without limitation of the foregoing, the loss, revocation, cancellation or material diminution or impairment of any of the material Bell South contracts described in Section 17.1(n) hereof shall be deemed to be a material adverse change for purposes hereof unless such contracts are reinstated or replaced within thirty (30) days after Borrowers' receipt of notice from Lender of such Default Condition.

               14.14 Certain Debts.
                     -------------

     Either ITC shall default in the observance or performance of any term of their Subordination Agreements described more particularly in Section 17.1(g) below.

               14.15 Change of Management.
                     --------------------

     If Scott Dorfman shall cease to serve as the Chief Executive Officer of Innotrac or, if another officer of Innotrac is given such title, to hold a position with Innotrac in which he would nevertheless be entitled to exercise the authority of the highest executive officer of Innotrac.

               15. REMEDIES.
                   --------

     Upon the occurrence and during the continuation of any Default Condition or Event of Default, Lender's obligation to extend financing under the Revolving Line of Credit shall immediately cease and the Revolving Line of Credit shall terminate; provided, however, that if such obligations have ceased and
           --------  -------
commitments terminated due to the occurrence of a Default Condition, and such Default Condition does not become an Event of Default due to its having been cured or waived before it has matured into an Event of Default, then such obligation shall be reinstated as of the date such Default Condition is cured or waived. Upon the occurrence or existence of any Event of Default, or at any time thereafter, without prejudice to the rights of Lender to enforce its claims against Borrowers for damages for failure by Borrowers to fulfill any of its obligations hereunder, subject only to prior receipt by Lender of payment in full of all Obligations then outstanding in a form acceptable to Lender, Lender shall have all of the rights and remedies described in Sections 15.1 through 15.4, inclusive, and Lender may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others.

               15.1 Acceleration of the Obligations.
                    -------------------------------

     Lender, at its option, may by written notice, effective upon receipt, declare all of the obligations (including but not limited to that portion thereof evidenced by any Notes) to be immediately due and payable (and in the event a voluntary or involuntary case is commenced under the Bankruptcy Code by or against any Borrower as a debtor, all Obligations automatically will be due and payable without any notice or declaration by Lender), whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of nonpayment or any other notice required by law relative thereto, all of which are hereby expressly waived by each Borrower, anything contained herein to the contrary notwithstanding and, in connection therewith, Lender shall have the right to increase the rate of interest charged on the Notes, without further notice, to a rate per annum equal to the Default Rate. Thereafter, Lender, at its option, may, but shall not be obligated to, accept less than the entire amount of Obligations due, if tendered, provided, however, that unless then agreed to in writing by Lender, no such acceptance shall or shall be deemed to constitute a waiver of any Event of Default or a reinstatement of any commitments of Lender hereunder.

               15.2 Remedies of a Secured Party.
                    ---------------------------

     Lender shall thereupon have the rights and remedies of a secured party under the UCC in effect on the date thereof (regardless of whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), including, without limitation, the right to take the Collateral or any portion thereof into its possession, by such means (without breach of the peace) and through agents or otherwise as it may elect (and, in connection therewith, demand that each Borrower assemble the Col lateral owned by it at a place or places and in such manner as the Lender shall prescribe), and sell, lease or otherwise dispose of the Collateral or any portion thereof in its then condition or following any commercially reasonable preparation or processing, which disposition may be by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time and place and on any terms, so long as the same are commercially reasonable. Lender may apply the proceeds of any such sale or disposition of any Borrower's Collateral to any of the obligations of such Borrower in such order as Lender, in its sole discretion, may elect. Lender shall give the affected Borrowers written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made, except where the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The requirement of sending reasonable notice shall be met if such notice is given to Borrowers pursuant to Section 16.9 at least ten (10) calendar days before such disposition. Expenses of retaking, holding, insuring, preserving, protecting, preparing for sale or selling or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute Obligations.

               15.3 Set Off.
                    -------

     In addition to such other rights and remedies with respect to the Balances Collateral as may exist from time to time hereafter in favor of Lender, whether by way of setoff, banker's lien, consensual security interest or otherwise, upon the occurrence of any Event of Default hereunder, each Lender may charge any part or all of the obligations of such Lender to any Borrower represented by items constituting the Balances Collateral in the possession and control of Lender against the Obligations of such Borrower without prior notice to or demand upon such Borrower.

               15.4 Other Remedies.
                    --------------

     Unless and except to the extent expressly provided for to the contrary herein, the rights of Lender specified herein shall be in addition to, and not in limitation of, Lender's rights under the UCC, as amended from time to time, or any other statute or rule of law or equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by any Borrower or any third party in favor of Lender, all of which may be exercised successively or concurrently.

               16. MISCELLANEOUS.
                   --------------

               16.1 Waiver.
                    ------

     Each and every right granted to Lender under this Agreement, or any of the other Loan Documents, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Default Condition or Event of Default shall constitute a waiver of any subsequent Default Condition or Event of Default.

               16.2 Governing Law.
                    -------------

     This Agreement and the other Loan Documents, and the rights and obligations of the parties hereunder and thereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

               16.3 Survival.
                    --------

     All representations, warranties and covenants made herein shall survive the execution and delivery of all of the Loan Documents.

               16.4 No Assignment by Borrowers.
                    --------------------------

     No assignment hereof shall be made by any Borrower without the prior written consent of Lender. Lender may assign, or sell participations and undivided ownership interests in, its rights, title and interest herein and in the Loan Documents at any time hereafter with written notice to, but without necessity of consent from, any Borrower.

               16.5 Counterparts.
                    ------------

     This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one. and the same agreement.

               16.6 Reimbursement.
                    -------------

     Borrowers, jointly and severally, agree to pay to the Lender on demand all reasonable out-of-pocket costs and expenses that Lender may pay or incur in connection with the negotiation, preparation, consummation, enforcement and termination of this Agreement and the other Loan Documents, including, without limitation: (a) reasonable attorneys, fees and disbursements; (b) costs and expenses (including reasonable attorneys, fees and disbursements) for any amendment, supplement, waiver, consent or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for recording any deeds to secure debt, deeds of trust, mortgages,, filing financing statements and continuations, and other actions to perfect, protect and continue the Lien of Lender in the Collateral; (e) sums paid or incurred to pay for any amount or to take any action required of any Borrower under the Loan Documents that any such Borrower fails to pay or take;
(f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, reasonable costs of travel, lodging, and meals for inspections of the Collateral and Borrowers' operations by Lender; (g) costs and expenses of preserving and protecting the credit or the Collateral; and (h) costs and expenses (including reasonable attorneys, and paralegals, fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Lien in the Collateral, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents or to defend any claims made or threatened against Lender or either Lender arising out of the transactions contemplated hereby. Borrowers further agree, jointly and severally, to reimburse Lender for its actual out-of-pocket costs and expenses incurred in conducting field examinations and inspections of Borrowers and their Properties in addition to the foregoing. The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by Borrower. All of the foregoing costs and expenses may, in the discretion of Lender, be charged to each Borrower's loan account as Revolving Advances. Borrowers will also pay all expenses incurred by them in this transaction. In the event any Borrower becomes a debtor under the Bankruptcy Code, Lender's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, reasonable attorneys' fees) all for the extent allowed by the Bankruptcy Code.

               16.7 Successors and Assigns.
                    ----------------------

     This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

               16.8 Severability.
                    ------------

     If any provision of any of the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of such Loan Documents and the application of such provisions to any other party thereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

               16.9 Notices.
                    -------

     All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been properly given or made when personally delivered or five (5) calendar days after being deposited in the mail, registered or certified mail, return receipt requested, with sufficient postage prepaid, addressed as follows or to such other address as may be designated hereafter in writing by the respective parties hereto:

                                  Borrowers:

               Innotrac Corporation, as Agent for the Borrowers
                                 1828 Meca Way
                            Norcross, Georgia 30093
                        Attn:  Scott Dorfman, President

                                With a copy to:

                            Kilpatrick Stockton LLP
                                  Suite 2800
                             1100 Peachtree Street
                          Atlanta, Georgia 30309-4530
                       Attn:  Gregory K. Cinnamon, Esq.

                                    Lender:

                             SouthTrust Bank, N.A.
                              One Georgia Center
                                  22nd Floor
                           600 West Peachtree Street
                            Atlanta, Georgia 30308
                          Attn: Ronald Fontenot, V.P.

                                With a copy to:

                        Smith, Gambrell & Russell, LLP
                           Suite 3100, Promenade II
                          1230 Peachtree Street, N.E.
                            Atlanta, Georgia 30326
                         Attn: L. Brett Lockwood, Esq.

except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed in which instance rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least thirty (30) days written notice thereof, Borrowers, or Lender shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify any other address within the continental United States of America.

               16.10 Entire Agreement; Amendments.
                     ----------------------------

               This Agreement, together with the Loan Documents executed in connection therewith, collectively constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement or any Loan Document nor any provision hereof or thereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the party against whom enforcement is sought.

               16.11 Time of the Essence.
                     -------------------

     Time is of the essence in this Agreement and the other Loan Documents.

               16.12 Interpretation.
                     --------------

     No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

               16.13 Lender Not Joint Venturer.
                     -------------------------

     Neither this Agreement nor any agreements, instruments, documents or transactions contemplated hereby (including the Loan Documents) shall in any respect be interpreted, deemed or construed as making Lender a partner or joint venturer with Borrower or as creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving either Lender or any Borrower.

               16.14 Jurisdiction.
                     ------------

     Each Borrower agrees that any legal action or proceeding with respect to this Agreement or any Loan Document may be brought in the courts of the State of Georgia or the United States District Court, Northern District of Georgia, Atlanta Division. By execution of this Agreement, each Borrower hereby submits to each such jurisdiction, hereby expressly waiving whatever rights may correspond to it by reason of its present or future domicile. Nothing herein shall affect the right of Lender to commence legal proceedings or otherwise proceed against each Borrower in any other jurisdiction or to serve process in any manner permitted or required by law.

               16.15 Acceptance.
                     ----------

     This Agreement, together with the other Loan Documents, shall not become effective unless and until delivered to Lender at its office in Atlanta, Georgia and accepted in writing by Lender thereafter at such office as evidenced by its execution hereof (notice of which delivery and acceptance is hereby waived by Borrower).

               16.16 Payment on Non-Business Days.
                     ----------------------------

     Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder or under the Notes.

               16.17 UCC Terminations.
                     ----------------

     Each Borrower agrees that Lender shall not be required to execute any such UCC termination statements with respect to any Collateral unless and until all Obligations have been paid in full and Lender shall have terminated this Agreement in writing, which Lender shall do within a reasonable amount of time after the Obligations have been paid in full.

               16.18 Cure of Default by Lender.
                     -------------------------

     If, hereafter, any Borrower defaults in the performance of any duty or obligation to Lender hereunder or under any Loan Document or to any other Person (including, without limitation, any lessor, licensor, vendor, processor, shipper, carrier or warehouseman), Lender may, at its option, but without obligation, in order to protect or preserve Lender's credit or the Collateral, Cure such default and any costs, fees and expenses incurred by Lender in connection therewith including, without limitation, for the purchase of insurance, the payment of taxes and the removal or settlement of liens and claims, shall be deemed to be Revolving Advances, made to such Borrower, whether or not this creates an over-advance hereunder, and shall be payable in accordance with its terms.

               16.19 Recitals.
                     --------

     All recitals contained herein are hereby incorporated by reference into this Agreement and made part thereof.

               16.20 Attorney-in-Fact.
                     ----------------

     Each Borrower hereby designates, appoints and empowers Lender irrevocably as its attorney-in-fact, at such Borrower's cost and expense, to do in the name of such Borrower from and after the occurrence of, and during the continuation of, any Event of Default, any and all actions which Lender may deem reasonably necessary or advisable to carry out the terms hereof upon the failure, refusal or inability of such Borrower to do so, and such Borrower hereby agrees to indemnify and hold Lender harmless from any costs., damages, expenses or liabilities arising against or actually incurred by Lender in connection therewith, except those arising from the willful misconduct or gross negligence of Lender. This power of attorney, being coupled with an interest, shall be irrevocable, shall continue until all obligations have been satisfied in full and this Agreement has been terminated by Lender in writing and shall be in addition to Lender's other rights, powers and remedies.

               16.21 Sole Benefit.
                     ------------

     The rights and benefits set forth in this Agreement and in all the other Loan Documents are for the sole and exclusive benefit of the parties thereto and may be relied upon only by them.

               16.22 Termination of this Agreement.
                     -----------------------------

     This Agreement, together with all Loan Documents, shall continue in full force and effect as to each Borrower notwithstanding (i) the passage of the Termination Date, (ii) the early termination of this Agreement by any one Borrower pursuant to Section 2.5(b) or (iii) the termination of the Revolving Line of Credit pursuant to Article 15, unless and until such Borrower has complied fully and in all respects with Section 2.5(b), in the case of any voluntary early termination of this Agreement by such Borrower, or such Borrower has made full payment and satisfaction of all Obligations of such Borrower to Lender after termination of the Revolving Line of Credit, on or after the Termination Date or prior thereto in the case of any early involuntary termination. When all Borrowers have so complied with this Section, this Agreement will terminate.

               16.23 Partition.
                     ---------

     Borrowers acknowledge and agree that it may be necessary hereafter, in order for Lender to accommodate the desires of ITC in their exercise of subrogation rights against certain of the Borrowers, that Lender subdivide or partition this Agreement (and the Loan Documents) into one or more separate agreements, in substantially identical form to this Agreement (and the Loan

Documents). In such event., the Borrowers affected will cooperate with Lender in executing all agreements, documents, instruments and necessary certificates to effect such subdivision or partition promptly at Lender's request at Borrowers' expense.

               16.24 Acknowledgment by Borrowers.
                     ---------------------------

     Each of the Borrowers hereby acknowledges and agrees that this Agreement is intended to be an integrated amendment and restatement of the Prior Version Loan Agreement, and this Agreement is not intended as a forgiveness or novation of the indebtedness heretofore outstanding under the Prior Version Loan Agreement, and that the Obligations under this Agreement are entitled in all respects to the benefit of the security intended to be afforded by the Collateral and the other Loan Documents whether heretofore executed or otherwise executed in connection with this Agreement.

               17. CONDITIONS PRECEDENT.
                   --------------------

               17.1 Conditions to Initial Revolving Advance.
                    ---------------------------------------

     The conditions precedent set forth below shall constitute express conditions precedent to any obligation of Lender to make Revolving Advance hereunder.

     (a) Resolutions and Incumbency Certificate of Each Borrower.  Receipt by
         -------------------------------------------------------
Lender of resolutions and incumbency certificates from the Secretary or Assistant Secretary of each Borrower that is a corporation or limited liability company, to be substantially in the form of Exhibit "H" attached hereto.
                                            -----------

     (b) Partnership Certificate of HPP.  Receipt by Lender of a certificate
         ------------------------------
from the General Partner of HPP, to be substantially in the form of Exhibit "I",
                                                                    -----------
attached hereto.

     (c) Subordination Agreements.  ITC shall have executed and delivered a lien
         ------------- ----------
subordination agreement, or acknowledgment of subordination, in favor of Lender, in form and substance satisfactory to Lender.

     (d) Opinion of Counsel.  Receipt by Lender of an opinion of counsel from
         ------------------
independent legal counsel to Borrowers, in form and substance acceptable to Lender.

     (e) Loan Documents.  Receipt by Lender of any and all other Loan Documents,
         --------------
duly executed in form and substance acceptable to Lender.

     (f) Other Documents.  Receipt by Lender of any and all other documents,
         ---------------
agreements and instructs that Lender may reasonably request in connection with the transactions contemplated by this Agreement.

     (g) No Default.  No Default Condition or Event of Default shall have
         ----------
occurred and be continuing.

     (h) Representations and Warranties.  All representations and warranties
         ------------------------------
contained in the Agreement shall be true and correct in all material respects on the date of each Revolving Advance.

     (i) Guaranty.  Scott Dorfman shall have extended and delivered in favor of
         --------
Lender an Amended and Restated Guaranty, in form and substance satisfactory to Lender.

     (j) Loan Arrangement Fee.  Borrowers shall have paid to Lender a loan
         --------------------
arrangement fee of $125,000 in respect of the Commitment to be under the Revolving Line of Credit available hereunder, the receipt which is hereby acknowledged by Lender.

     (k) Subordination Agreement.  Lender shall have received an amendment or
         -----------------------
reaffirmation to that certain Subordination Agreement, dated as of January 19, 1995, among Borrower, Lender, ITC (as successor in interest to certain rights and obligations of ITC Holding Company, Inc.) and Scott Dorfman, in form and substance satisfactory to Lender and its counsel.



                                          [SIGNATURES APPEAR ON FOLLOWING PAGES]

   IN WITNESS WHEREOF, each Borrower and Lender have set their hands, and each Borrower has affixed its seal, all as of the day and year first above written.

                                   "BORROWERS"

                                   "INNOTRAC"

                           INNOTRAC CORPORATION           (SEAL)

                        By: /s/ Scott Dorfman
                           ---------------------------------------------
                             Scott Dorfman, President

Attest: /s/ David Ellin
       -----------------------------------------------------------------
                        Name: David Ellin
                             -------------------------------------------
                        Title: Senior Vice President
                              ------------------------------------------


                                               "IELC"

                        IELC, INC.                        (SEAL)


                        By: /s/ Scott Dorfman
                           ---------------------------------------------
                                    Scott Dorfman, President

                        Attest: /s/ Gregory Cinnamon
                               -----------------------------------------
                                 Gregory Cinnamon, Assistant Secretary


                                               "HOMETEL"

                        HOMETEL SYSTEMS, INC.             (SEAL)


                        By: /s/ Scott Dorfman
                           ---------------------------------------------
                                    Scott Dorfman, President

                        Attest: /s/ Gregory Cinnamon
                               -----------------------------------------
                                 Gregory Cinnamon, Assistant Secretary

                                              "RENTEL"

                        RENTEL #1, INC.                   (SEAL)


                        By: /s/ Scott Dorfman
                           ---------------------------------------------
                                    Scott Dorfman, President

                        Attest: /s/ Gregory Cinnamon
                               -----------------------------------------
                                 Gregory Cinnamon, Assistant Secretary


                                            "RENTEL #2"

                        RENTEL #2, L.L.C.                 (SEAL)


                        By: /s/ Scott Dorfman
                           --------------------------------------------
                                    Scott Dorfman, President

                        Attest: /s/ Gregory Cinnamon
                               ----------------------------------------
                        Name: Gregory Cinnamon
                             ------------------------------------------
                        Title: Assistant Secretary
                              -----------------------------------------

                                             "SELLTEL"

                        SELLTEL #1, INC.                  (SEAL)

                        By: /s/ Scott Dorfman
                           --------------------------------------------
                                    Scott Dorfman, President

                        Attest: /s/ Gregory Cinnamon
                               ----------------------------------------
                                 Gregory Cinnamon, Assistant Secretary

                                            "SELLTEL #2"

                        SELLTEL #2, L.L.C.                (SEAL)


                        By: /s/ Scott Dorfman
                           --------------------------------------------
                                     Scott Dorfman, President

                        Attest: /s/ Gregory Cinnamon
                               ----------------------------------------
                        Name: Gregory Cinnamon
                             ------------------------------------------
                        Title: Assistant Secretary
                              -----------------------------------------

                                               "HPP"

                        HOMETEL PROVIDERS PARTNERS, L.P.  (SEAL)

                        By:   HOMETEL PROVIDERS, INC.,
                               its General Partner

                        By: /s/ Scott Dorfman
                           --------------------------------------------
                                     Scott Dorfman, President

                        By: /s/ Gregory Cinnamon
                           --------------------------------------------
                               Gregory Cinnamon, Assistant Secretary


                                            "LENDER"

                                     SOUTHTRUST BANK, N.A.

                        By: /s/ Ronald Fontenot
                           --------------------------------------------
                                    Ronald Fontenot, Vice President